Exhibit T3E.4

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: PMGI Holdings Inc., et al.,[1] Debtors.	Chapter 11 Case No. 13-12404 (CSS) (Jointly Administered) Ref. Docket No. 257, 301

NOTICE OF FILING OF AMENDED EXHIBITS TO PLAN SUPPLEMENT

PLEASE TAKE NOTICE that on November 25, 2013, the debtors and debtors-in-possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) filed the Notice Of Filing Of Plan Supplement [Docket No. 301] (the “Plan Supplement”) in connection with the Modified Second Amended Joint Plan Of Reorganization Of PMGI Holdings Inc. Et Al. Under Chapter 11 Of The Bankruptcy Code (as the same may be further amended, supplemented or modified from time to time, the “Plan”).2 The documents contained in the Plan Supplement are integral to and part of the Plan and, if the Plan is approved, shall be approved in the Confirmation Order.

PLEASE TAKE FURTHER NOTICE that on December 13, 2013, the Debtors filed the documents attached hereto (the “Amended Plan Supplement”) in connection with the Plan and Plan Supplement.  The Amended Plan Supplement includes an amended Exhibit G to the Plan Supplement, which removes the First Lien Indenture and Second Lien Indentures as assumed contracts, as they are being cancelled and terminated pursuant to Section 5.11 of the Plan.  Amended Exhibit G also provides for the assumption of certain amended and restated employment agreements with the following parties: Anthony Previte; Ezra Shashoua; and David Gellen.  Consistently, amended Exhibit F has been revised to remove from rejection certain employment agreements with Anthony Previte; Ezra Shashoua; and David Gellen.  Finally, the Amended Plan Supplement includes an amended Exhibit D which revises the list of officers of FriendFinder Networks Inc. as of the Effective Date to reflect as follows: (i) Andrew Conru (Chief Executive Officer); and (ii) Anthony Previte (Chief Operating Officer and President).

PLEASE TAKE FURTHER NOTICE that the hearing to consider confirmation of the Plan is currently scheduled to occur on December 16, 2013, at 11:00 a.m. (prevailing Eastern Time), before the Honorable Christopher S. Sontchi, United States Bankruptcy Court, at 824 Market Street, 5th Floor, Courtroom No. 6, Wilmington, Delaware 19801.

PLEASE TAKE FURTHER NOTICE that the Debtors reserve the right to alter, amend, modify or supplement any document in the Plan Supplement and Amended Plan Supplement.

1   The Debtors in these Chapter 11 Cases, along with the last four (4) digits of each Debtor's federal tax identification number, are: Blue Hen Group Inc. (9667), Argus Payments Inc. (4661), Big Island Technology Group, Inc. (9795), Confirm ID, Inc. (7020), Danni Ashe, Inc. (5271), Fastcupid, Inc. (7869), Fierce Wombat Games Inc. (2019), FriendFinder California Inc. (2750), FriendFinder Networks Inc. (0988), FRIENDFINDER VENTURES INC. (3125), FRNK Technology Group (7102), General Media Art Holding, Inc. (2637), General Media Communications, Inc. (2237), General Media Entertainment, Inc. (2960), Global Alphabet, Inc. (7649), GMCI Internet Operations, Inc. (7655), GMI On-Line Ventures, Ltd. (7656), Interactive Network, Inc. (5941), Magnolia Blossom Inc. (8925), Medley.com Incorporated (3594), NAFT NEWS CORPORATION (4385), Penthouse Digital Media Productions Inc. (1056), Penthouse Images Acquisitions, Ltd. (9228), PerfectMatch Inc. (9020), Playtime Gaming Inc. (4371), PMGI Holdings Inc. (2663), PPM Technology Group, Inc. (9876), Pure Entertainment Telecommunications, Inc. (9626), Sharkfish, Inc. (1221), Snapshot Productions, LLC (7091), Streamray Inc. (2716), Streamray Studios Inc. (1009), Tan Door Media Inc. (1100),Traffic Cat, Inc. (1223), Transbloom, Inc. (1168), Various, Inc. (7762), Video Bliss, Inc. (6760), West Coast Facilities Inc. (4751), XVHUB Group Inc. (9401).   The Debtors’ business address is 6800 Broken Sound Parkway NW, Suite 200, Boca Raton, FL 33487.

2   Capitalized terms used herein but otherwise undefined shall have the meaning ascribed to such terms in the Plan.

Dated: December 13, 2013

GREENBERG TRAURIG, LLP

Nancy A. Mitchell (admitted pro hac vice)

Matthew L. Hinker (DE Bar No. 5348)

Paul T. Martin (admitted pro hac vice)

200 Park Avenue

New York, New York  10166

Telephone:  (212) 801-9200

Facsimile:  (212) 801-6400

Email:  mitchelln@gtlaw.com

hinkerm@gtlaw.com

martinpt@gtlaw.com

-and-

David D. Cleary

2375 East Camelback Road

Suite 700

Phoenix, AZ  85016

Telephone:  (602) 445-8000

Facsimile:  (602) 445-8100

Email:  clearyd@gtlaw.com

GREENBERG TRAURIG, LLP

By: /s/ Dennis A. Meloro

Dennis A. Meloro (DE Bar No 4435)

The Nemours Building

1007 North Orange Street, Suite 1200

Wilmington, Delaware 19801

Telephone:  (302) 661-7000

Facsimile:  (302) 661-7360

Email:  melorod@gtlaw.com

Counsel for the Debtors

and Debtors-in-Possession

Index to Exhibits

Exhibit D	Amended list of the New FFN Board and officers and the boards of directors and officers of the other Reorganized Debtors
Exhibit F	Amended Schedule of Executory Contracts and Unexpired Leases to be rejected
Exhibit G	Amended Schedule of Cure Amounts for Executory Contracts and Unexpired Leases to be assumed

Exhibit D

Amended list of the New FFN Board and officers and the boards of directors and officers of the other Reorganized Debtors

I.

The New FFN Board shall consist of the following individuals: Andrew Conru, Lars Mapstead, Terrence Zehrer, Kenny Hawk, and Anthony Previte.

II.

As of the Effective Date, the officers of FriendFinder Networks Inc. shall consist of the following:

Name	Position
Andrew Conru	Chief Executive Officer
Anthony L. Previte	Chief Operating Officer and President
Ezra Shashoua	Chief Financial Officer
Rob Brackett	President, Internet Group
Ezra Shashoua	Corporate Secretary (Acting)
David Gellen	Senior Vice President, General Counsel
Myra Tallerico	Vice President, Human Resources

III.

All other Debtors are directly or indirectly wholly-owned subsidiaries of FriendFinder Networks Inc.  Current officers and directors of each remaining Debtor are listed in the Statements of Financial Affairs (provided that Ezra Shashoua has replaced Paul Asher in any position previously held by Paul Asher). The New FFN Board shall confirm or designate, if different, the officers and directors of the remaining Debtors prior to the Effective Date of such Debtors.

Exhibit F

Amended Schedule1 of Executory Contracts and Unexpired Leases to be rejected

1   The inclusion herein of the Bell Consulting Agreement and the Staton Consulting Agreement in no way conflicts with, or otherwise alters, the treatment provided for the Bell Allowed Claim and the Staton Allowed Claim in the Plan or the rights and obligations of the parties under the Bell/Staton Settlement.

Debtor Name	Contract Party	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	MARC H. BELL	MARC H. BELL	CONSULTING AGREEMENT	CONSULTING AGREEMENT
FriendFinder Networks Inc.	MARC H. BELL	MARC H. BELL	CONSULTING AGREEMENT	AGREEMENT IN CONNECTION WITH CONTINUATION OF CERTAIN EQUITY AWARDS
FriendFinder Networks Inc.	DANIEL C. STATON	DANIEL C. STATON	CONSULTING AGREEMENT	AGREEMENT IN CONNECTION WITH CONTINUATION OF CERTAIN EQUITY AWARDS
FriendFinder Networks Inc.	DANIEL C. STATON	DANIEL C. STATON	CONSULTING AGREEMENT	CONSULTING AGREEMENT
Various, Inc.	OSS-INTEGRATORS, INC.	OSS-INTEGRATORS, INC.	OPERATIONS	STATEMENT OF WORK (TIVOLI PROJECT)
Various, Inc.	OSS-INTEGRATORS, INC.	OSS-INTEGRATORS, INC.	OPERATIONS	SOLUTION SUPPORT SERVICES – PREMIUM SERVICE LEVEL AGREEMENT

Exhibit G

Amended Schedule of Cure Amounts1 for Executory Contracts and Unexpired Leases to be assumed

1   All cure amounts are $0 unless otherwise indicated.

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Argus Payments Inc.	CREDORAX (MALTA) LTD.		CREDORAX (MALTA) LTD.	MERCHANT AGREEMENTS	THIRD PARTY GATEWAY AGREEMENT
Argus Payments Inc.	2000 CHARGE, INC.		2000 CHARGE, INC.	MERCHANT AGREEMENTS	ISO AGREEMENT
Argus Payments Inc.	PAYMENT NETWORK AG		PAYMENT NETWORK AG	MERCHANT AGREEMENTS	PROVIDER AGREEMENT
Argus Payments Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	VISA AND MASTERCARD THID PARTY AGENT REGISTRATION AGREEMENT
Argus Payments Inc.	SAVVIS		SAVVIS INC.	OPERATIONS	SERVICE ORDER (1177854)
Argus Payments Inc.	DELL MARKETING L P		DELL MARKETING L P	OPERATIONS	STATEMENT OF WORK
Argus Payments Inc.	403 LABS, LLC		403 LABS, LLC	OPERATIONS	STATEMENT OF WORK
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION	$5,640.00	PERFORMANCE TUNING CORPORATION	OPERATIONS	DATABASE PERFORMANCE CLOUD REMOTE MANAGEMENT SERVICES
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	SERVICE	MASTER SERVICES AGREEMENT, DATED 1/10/2012
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	OPERATIONS	MASTER SERVICES AGREEMENT
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	SERVICES	MASTER SERVICES AGREEMENT
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	OPERATIONS	PRICING - DATABASE PERFORMANCE CLOUD REMOTE MANAGEMENT SERVICES
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	OPERATIONS	MASTER SERVICES AGREEMENT
Argus Payments Inc.	PERFORMANCE TUNING CORPORATION		PERFORMANCE TUNING CORPORATION	OPERATIONS	STATEMENT OF WORK DPC-001/DATABASE PERFORMANCE CLOUD REMOTE MANAGEMENT SERVICES
Argus Payments Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	ADDENDUM TO MASTER PRODUCT AND SERVICES AGREEMENT
Argus Payments Inc.	BALABIT IT SECURITY LTD.		BALABIT IT SECURITY LTD.	LICENSE	LICENSE CONTRACT
Argus Payments Inc.	BALABIT IT SECURITY LTD.		BALABIT IT SECURITY LTD.	OPERATIONS	OPERATIONS CONTRACT
Argus Payments Inc.	S I NATIONAL, LLC		S I NATIONAL, LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	SONYAN DESERT LTD		SONYAN DESERT LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	SWAN MEDIA GROUP D/B/A SCORESLIVE		SWAN MEDIA GROUP D/B/A SCORESLIVE	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TUDOR CITY DIGITAL, LLC		TUDOR CITY DIGITAL, LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	OLATION PROPERTIES LTD.		OLATION PROPERTIES LTD.	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TESTOHEALT LABS LTD		TESTOHEALT LABS LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TESTOHEALT LABS LTD		TESTOHEALT LABS LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	CASTAWAY INTERNET LTD		CASTAWAY INTERNET LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	DIGENTRIX WORLDWIDE MEDIA LLC		DIGENTRIX WORLDWIDE MEDIA LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	EMZ VENTURES, LLC		EMZ VENTURES, LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Argus Payments Inc.	DBA ACAI ULTRA LEAN, PURE LIFE COLON CLEANSE		DBA ACAI ULTRA LEAN, PURE LIFE COLON CLEANSE	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	IDROLABS LTD D/B/A IDROTHERAPY		IDROLABS LTD D/B/A IDROTHERAPY	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	LIFESTYLE ADVANTAGE LTD. D/B/A ESSENCE OF ARGAN		LIFESTYLE ADVANTAGE LTD. D/B/A ESSENCE OF ARGAN	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	RSB INFOSOLUTIONS PVT LTD		RSB INFOSOLUTIONS PVT LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	THE BIDSPOT, LLC		THE BIDSPOT, LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TLA ENTERTAINMENT GROUP		TLA ENTERTAINMENT GROUP	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TREATS MEDIA		TREATS MEDIA	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	R&R RESOURCE MANAGEMENT		R&R RESOURCE MANAGEMENT	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	BLASTED ENTERTAINMENT LTD		BLASTED ENTERTAINMENT LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	3VUE MARKETING, LTD.		3VUE MARKETING, LTD.	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	AUSSIE ORGANICS LLC		AUSSIE ORGANICS LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	CONCEPT ROCKET LLC; D/B/A SHOPPER SYSTEMS.COM		CONCEPT ROCKET LLC; D/B/A SHOPPER SYSTEMS.COM	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	BLUE VASE MAKETING LTD		BLUE VASE MAKETING LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	CUSTOM BUILT GEAR LLC		CUSTOM BUILT GEAR LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	LICHI SL LTD		LICHI SL LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	LICHI SL LTD		LICHI SL LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	MATE1.COM INC		MATE1.COM INC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	OXIS-BDR LTD		OXIS-BDR LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	TSBO LTD.		TSBO LTD.	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	WEST COAST CUSTOMS INC.		WEST COAST CUSTOMS INC.	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	GLOBAL PROFIT SYSTEMS INTERNATIONAL LLC		GLOBAL PROFIT SYSTEMS INTERNATIONAL LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	JURICK GROUP PTY LTD		JURICK GROUP PTY LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	DJW NATURAL HEALTH LIMITED		DJW NATURAL HEALTH LIMITED	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Argus Payments Inc.	PENNYOPTIONS AUSTRAILIA P/L (DBA RESIBIDS)		PENNYOPTIONS AUSTRAILIA P/L (DBA RESIBIDS)	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	REWARDING EARHT LIMITED		REWARDING EARHT LIMITED	ARGUS PAYMENT INC.	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	FUSON LIMITED		FUSON LIMITED	ARGUS PAYMENTS INC	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	EMEMBER SOLUTIONS LTD		EMEMBER SOLUTIONS LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	GO GREEN HEALTH LTD		GO GREEN HEALTH LTD	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	ONLINE IPS BRAZIL LLC		ONLINE IPS BRAZIL LLC	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	OPTIMA CIGS		OPTIMA CIGS	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	PARADOSIO TRADING LIMITED		PARADOSIO TRADING LIMITED	ARGUS PAYMENTS	MASTER PAYMENT PROCESSING SERVICES AGREEMENT
Argus Payments Inc.	FALANG GUY VENTURES, LTD.		FALANG GUY VENTURES, LTD.	ARGUS PAYMENTS	RESELLER AGREEMENT
Argus Payments Inc.	IPROCESSING		IPROCESSING	ARGUS PAYMENTS	RESELLER AGREEMENT
Argus Payments Inc.	CKC HOLDINGS (DBA SIGNATURE CARD SERVICES)		CKC HOLDINGS (DBA SIGNATURE CARD SERVICES)	ARGUS PAYMENTS	RESELLER AGREEMENT
Argus Payments Inc.	TOCCATA, INC.		TOCCATA, INC.	ARGUS PAYMENTS	REFERRAL AGREEMENT
Argus Payments Inc.	ETHOCA LIMITED		ETHOCA LIMITED	ARGUS PAYMENTS	ETHOCA ALERTS VALUE ADDED RESELLER AGREEMENT
Argus Payments Inc.	GLOBAL PAYMENTS DIRECT, INC.		GLOBAL PAYMENTS DIRECT, INC.	ARGUS PAYMENTS	IP VPN HARDWARE CLIENT AGREEMENT LETTER
Argus Payments Inc.	GLOBAL PAYMENTS DIRECT, INC.		GLOBAL PAYMENTS DIRECT, INC.	ARGUS PAYMENTS	CARDHOLDER AND TRANSACTION INFORMATION SECURITY AGREEMENT
Argus Payments Inc.	CANN CONSULTING, LLC	$4,200.00	GARY CANN	ARGUS PAYMENTS	INDEPENDENT CONTRACTOR AGREEMENT
Argus Payments Inc.	INTERNATIONAL PROCESSING SOLUTION		INTERNATIONAL PROCESSING SOLUTION	ARGUS PAYMENTS	SALES AGENCY AGREEMENT
Confirm ID, Inc.	TANGO TIME, INC.		TANGO TIME, INC.	MARKETING	CONSULTING AGREEMENT
Confirm ID, Inc.	VEROTEL MERCHANT SERVICES BV		VEROTEL MERCHANT SERVICES BV	MERCHANT AGREEMENTS	VEROTEL PROCESSING SERVICE AGREEMENT
Confirm ID, Inc.	JANICE CARROLL AND JESS AGERGAARD		JANICE CARROLL AND JESS AGERGAARD	OPERATIONS	ASSET PURCHASE AGREEMENT
Confirm ID, Inc.	JANICE CARROLL AND JESS AGERGAARD		JANICE CARROLL AND JESS AGERGAARD	OPERATIONS	ASSET PURCHASE AGREEMENT
Confirm ID, Inc.	TRUSTED UNIVERSAL STANDARDS IN ELECTRONIC		TRUSTED UNIVERSAL STANDARDS IN ELECTRONIC	ADULT DATING	TRUSTE LICENSE AGREEMENT - 9.0
Danni Ashe, Inc.	DIRECTNIC.COM		DIRECTNIC.COM	CONTRACT	DOMAIN REGISTRATION
Fastcupid, Inc.	BMO HARRIS BANK N A		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT (Fast Cupid)
Fastcupid, Inc.	HSBC BANK USA, NATIONAL ASSOCIATION		HSBC BANK USA, NATIONAL ASSOCIATION	MERCHANT AGREEMENTS	MERCHANT APPLICATION (ECS/Electronic Cash Systems - Fast Cupid/undataed)
Fastcupid, Inc.	MONERIS SOLUTIONS, INC.		MONERIS SOLUTIONS, INC.	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLUTIONS AND HARRIS N.A. MERCHANT AGREMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Fierce Wombat Games Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	MERCHANT CARD APPLICATION/AGREEMENT
Fierce Wombat Games Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	RESERVE?ACH HOLD ACKNOWLEDGEMENT AND ACCEPTANCE
Fierce Wombat Games Inc.	ADP, INC.		ADP, INC.	HUMAN RESOURCES	MAJOR ACCOUNT SERVICE AGREEMENT
Fierce Wombat Games Inc.	VACO SAN FRANCISCO, LLC	$3,861.46	VACO TECHNOLOGY	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Fierce Wombat Games Inc.	CUPID PLCE		CUPID PLCE	CLICK THROUGH AGREEMENTS	ACCOUNT DETAILS
Fierce Wombat Games Inc.	JDI DATING LTD. (DBADATE-CONNECTED.COM)		JDI DATING LTD. (DBADATE-CONNECTED.COM)	CLICK THROUGH AGREEMENTS	SIGN-UP CONFIRMATION
Fierce Wombat Games Inc.	AVALANCHE LLC (DBA ONLINE DATING CASH)		AVALANCHE LLC (DBA ONLINE DATING CASH)	CLICK THROUGH AGREEMENTS	ACCOUNT CONFIRMATION
Fierce Wombat Games Inc.	AMAZON		AMAZON	CLICK THROUGH AGREEMENTS	ACCOUNT INFORMATION
FriendFinder California Inc.	PAYPAL, INC./BILL ME LATER		PAYPAL, INC./BILL ME LATER	MERCHANT AGREEMENTS	ADDENDUM TO MERCHANT AGREEMENT
FriendFinder California Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION
FriendFinder California Inc.	HUMBQLDT MERCHANT SERVICES		HUMBQLDT MERCHANT SERVICES	MERCHANT PROCESSING	MERCHANT BANKCARD APPLICATION AND AGREEMENT
FriendFinder California Inc.	HUMBQLDT MERCHANT SERVICES		HUMBQLDT MERCHANT SERVICES	MERCHANT PROCESSING	MERCHANT BANKCARD APPLICATION AND AGREEMENT AMENDMENT TO HUMBOLDT MERCHANT SERVICES MERCHANT BANKCARD AGREEMENT & PAYMENT AND PERFORMANCE GUARANTEE
FriendFinder California Inc.	DINERO MAIL LLC		DINERO MAIL LLC	MERCHANT AGREEMENTS	SERVICES AGREEMENT
FriendFinder California Inc.	MERCHANT SERVICES LTD.		MERCHANT SERVICES LTD.	MERCHANT AGREEMENTS	MERCHANT APPLICATION
FriendFinder California Inc.	TRILIBIS, INC		TRILIBIS, INC	PROFESSIONAL SERVICES	AMENDMENT TO AGREEMENT
FriendFinder California Inc.	TRILIBIS, INC		TRILIBIS, INC	OPERATIONS	AMENDMENT TO AGREEMENT
FriendFinder California Inc.	CENGAGE LEARNING, INC		CENGAGE LEARNING, INC	AGREEMENT	LETTER OF AGREEMENT
FriendFinder California Inc.	TRILIBIS, INC		TRILIBIS, INC	ADULT DATING	AMENDMENT TO AGREEMENT
FriendFinder California Inc.	POND 5		POND 5	CLICK THROUGH AGREEMENTS	ACCOUNT CONFIRMATION
FriendFinder Networks Inc.	6800 BROKEN SOUND LLC		6800 BROKEN SOUND LLC	REAL PROPERTY LEASE	OFFICE LEASE: 6800 BROKEN SOUND PARKWAY NW, BOCA RATON, FL 33487
FriendFinder Networks Inc.	20 BROAD COMPANY LLC	$1,490.24	20 BROAD COMPANY L L C	REAL PROPERTY LEASE	OFFICE LEASE: 20 BROAD STREET, NEW YORK, NY 10005
FriendFinder Networks Inc.	LEGACY PARTNERS II REDMOND QUADRANT E, LLC		LEGACY PARTNERS II REDMOND QUADRANT E, LLC	REAL PROPERTY LEASE	OFFICE LEASE:11121 WILLOWS ROAD NE, SUITE 310, REDMOND, WASHINGTON 98052

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	MANTIS TECHNOLOGY GROUP		MANTIS TECHNOLOGY GROUP	REAL PROPERTY LEASE	SUBLEASE FROM DEBTOR TO MANTIS TECHNOLOGY GROUP: 11121 WILLOWS ROAD NE, SUITE 310, REDMOND, WASHINGTON 98052
FriendFinder Networks Inc.	OPUS 1 MUSIC LIBRARY, LLC		OPUS 1 MUSIC LIBRARY, LLC	BROADCAST	ANNUAL LEASE & SYNCHRONIZATION AGREEMENT
FriendFinder Networks Inc.	PANASONIC CONSUMER MARKETING		PANASONIC CONSUMER MARKETING	LICENSE	VIERA CONNECT PRODUCT INTEGRATION AGREEMENT
FriendFinder Networks Inc.	PR NEWSWIRE ASSOCIATION LLC	$129.00	PR NEWSWIRE ASSOCIATION, LLC	PUBLICATION	PR NEWSWIRE SERVICES AGREEMENT
FriendFinder Networks Inc.	MEDIAMARK RESEARCH INC.		MEDIAMARK RESEARCH INC.	SUBSCRIPTION	MEDIAMARK RESEARCH INC. NATIONAL REPORT SUBSCRIPTION AGREEMENT
FriendFinder Networks Inc.	COUNCIL OF BETTER BUSINESS BUREAUS, INC.		COUNCIL OF BETTER BUSINESS BUREAUS, INC.	OPERATIONS	SAFE HARBOR PRIVACY DISPUTE RESOLUTION PROCEDURE PARTICIPATION AGREEMENT
FriendFinder Networks Inc.	XL GROUP INSURANCE REINSURANCE		XL GROUP INSURANCE REINSURANCE	INSURANCE	EXCESS LIABILITY BINDER
FriendFinder Networks Inc.	XL GROUP INSURANCE REINSURANCE		XL GROUP INSURANCE REINSURANCE	INSURANCE	CORNERSTONE A-SIDE MANAGEMENT LIABILITY BINDER
FriendFinder Networks Inc.	ENDURANCE RISK SOLUTIONS		ENDURANCE RISK SOLUTIONS	INSURANCE	BINDER FOR EXCESS MANAGEMENT LIABILITY INSURANCE
FriendFinder Networks Inc.	RYAN TURNER SPECIALTY		RYAN TURNER SPECIALTY	INSURANCE	CONFIRMATION OF INSURANCE
FriendFinder Networks Inc.	ILLINOIS NATIONAL INSURANCE COMPANY		ILLINOIS NATIONAL INSURANCE COMPANY	INSURANCE	BINDER OF INSURANCE CONFIRMATION LETTER
FriendFinder Networks Inc.	ILLINOIS NATIONAL INSURANCE COMPANY		ILLINOIS NATIONAL INSURANCE COMPANY	INSURANCE	BINDER OF INSURANCE CONFIRMATION LETTER
FriendFinder Networks Inc.	ILLINOIS NATIONAL INSURANCE COMPANY		ILLINOIS NATIONAL INSURANCE COMPANY	INSURANCE	CORPORATE COUNSEL PREMIER: PROFESSIONAL LIABILITY INSURANCE FOR CORPORATE COUNSEL
FriendFinder Networks Inc.	ILLINOIS NATIONAL INSURANCE COMPANY		ILLINOIS NATIONAL INSURANCE COMPANY	INSURANCE	TEMPORARY AND CONDITIONAL BINDER OF INSURANCE CONFIRMATION LETTER
FriendFinder Networks Inc.	XL GROUP INSURANCE REINSURANCE		XL GROUP INSURANCE REINSURANCE	INSURANCE	EMPLOYMENT PRACTICES LIABILITY BINDER
FriendFinder Networks Inc.	CHARTIS		CHARTIS	POLICIES	CHARTIS CRISISOLUTION POLICY.
FriendFinder Networks Inc.	XL SPECIALTY INSURANCE COMPANY		XL SPECIALTY INSURANCE COMPANY	POLICY	EXPRESS POLICY DECLARATIONS
FriendFinder Networks Inc.	AIG		AIG	POLICY	POLICY HOLDER NOTICE
FriendFinder Networks Inc.	XL SPECIALTY INSURANCE COMPANY		XL SPECIALTY INSURANCE COMPANY	INSURANCE	CORNERSTONE A-SIDE MANAGEMENT LIABILITY INSURANCE POLICY DECLARATIONS & POLICYHOLDER DISCLOSURE
FriendFinder Networks Inc.	MONITOR LIABILITY MANAGERS		MONITOR LIABILITY MANAGERS	POLICY	EXCESS DIRECTOR, OFFICERS AND CORPORATE LIABILITY INSURANCE DTD 7/9/2013
FriendFinder Networks Inc.	MONITOR LIABILITY MANAGERS		MONITOR LIABILITY MANAGERS	INSURANCE	BINDER FOR DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE
FriendFinder Networks Inc.	ENDURANCE AMERICAN SPECIALTY INSURANCE COMPANY		ENDURANCE AMERICAN SPECIALTY INSURANCE COMPANY	INSURANCE	FOLLOW FORM EXCESS MANAGEMENT LIABILITY INSURANCE DECLARATIONS

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	XL SPECIALTY INSURANCE COMPANY		XL SPECIALTY INSURANCE COMPANY	INSURANCE	EMPLOYMENT PRACTICES LIABILITY INSURANCE POLICY DECLARATION
FriendFinder Networks Inc.	WEST AMERICA BANK		WEST AMERICA BANK	MERCHANT AGREEMENTS	CONTINUING GUARANTY
FriendFinder Networks Inc.	WEST AMERICA BANK		WEST AMERICA BANK	MERCHANT AGREEMENTS	CONTINUING GUARANTY
FriendFinder Networks Inc.	WEST AMERICA BANK		WEST AMERICA BANK	MERCHANT AGREEMENTS	CONTINUING GUARANTY
FriendFinder Networks Inc.	PPC PH ONLINE & WEST AMERICA BANK		PPC PH ONLINE	MERCHANT AGREEMENTS	CONTINUING GUARANTY
FriendFinder Networks Inc.	WEST AMERICA BANK		WEST AMERICA BANK	MERCHANT AGREEMENTS	CONTINUING GUARANTY
FriendFinder Networks Inc.	WEST AMERICA BANK		WEST AMERICA BANK	CONTRACT	CONTINUING GURANTEE
FriendFinder Networks Inc.	MINNESOTA LIFE INSURANCE COMPAANY (DBA SECURIAN)		MINNESOTA LIFE INSURANCE COMPAANY (DBA SECURIAN)	HUMAN RESOURCES	FRIENDFINDER NETWORKS INC. EMPLOYEES RETIREMENT PLAN AND TRUST - SUMMARY PLAN DESCRIPTION
FriendFinder Networks Inc.	PRINCIPAL LIFE INSURANCE COMPANY		PRINCIPAL LIFE INSURANCE CO/ART HAUSER INSURANCE	HUMAN RESOURCES	NOTIFICATION OF RENEWAL
FriendFinder Networks Inc.	PRINCIPAL LIFE INSURANCE COMPANY		PRINCIPAL LIFE INSURACE COMPANY	HUMAN RESOURCES	GROUP LONG TERM DISABILITY INSURANCE AND CHANGE NO. 7- AMENDMENT
FriendFinder Networks Inc.	PRINCIPAL LIFE INSURANCE COMPANY		PRINCIPAL LIFE INSURANCE CO/ART HAUSER INSURANCE	HUMAN RESOURCES	NOTIFICATION OF RENEWAL
FriendFinder Networks Inc.	PRINCIPAL LIFE INSURANCE COMPANY	$4,555.04	PRINCIPAL LIFE INSURANCE COMPANY	HUMAN RESOURCES	GROUP INSURANCE POLICY AND CHANGE NO. 4 - AMENDMENT
FriendFinder Networks Inc.	AETNA LIFE INSURANCE COMPANY		AETNA LIFE INSURANCE COMPANY	HUMAN RESOURCES	MASTER SERVICES AGREEMENT NO. MSA-835790
FriendFinder Networks Inc.	VISION SERVICE PLAN	$1,851.61	VISION SERVICE PLAN	HUMAN RESOURCES	EVIDENCE OF COVERAGE AND DISCLOSURE FORM
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	THIRD PARTY ADMINISTRATIVE SERVICE AGREEMENT S125 FLEXIBLE BENEFITS CAFETERIA PLAN
FriendFinder Networks Inc.; Various, Inc.	ROBERT BRACKETT		ROBERT BRACKETT	EMPLOYMENT AGREEMENT	EMPLOYMENT OF LETTER
FriendFinder Networks Inc.; Various, Inc.	ROBERT BRACKETT		ROBERT BRACKETT	EMPLOYMENT AGREEMENT	AMENDMENT TO EMPLOYMENT OFFER LETTER AGREEMENT
FriendFinder Networks Inc.	JAMES SULLIVAN		JAMES SULLIVAN	EMPLOYMENT AGREEMENT	OFFICER OF SEPERATION BENEFITS
FriendFinder Networks Inc.	JAMES SULLIVAN		JAMES SULLIVAN	EMPLOYMENT AGREEMENT	2013 PERFORMANCE BONUS PLAN
FriendFinder Networks Inc.; Various, Inc.	ROBERT BRACKETT		ROBERT BRACKETT	EMPLOYMENT AGREEMENT	2013 PERFORMANCE BONUS PLAN
FriendFinder Networks Inc.; Various, Inc.	ANTHONY PREVITE		ANTHONY PREVITE	EMPLOYMENT AGREEMENT	2013 PERFORMANCE BONUS PLAN
FriendFinder Networks Inc.	EZRA SHASHOUA		EZRA SHASHOUA	EMPLOYMENT AGREEMENT	2013 PERFORMANCE BONUS PLAN
FriendFinder Networks Inc.	LUCK HONG		LUCK HONG	EMPLOYMENT AGREEMENT	OFFER OF EMPLOYMENT
FriendFinder Networks Inc.	FRANK MATASAVAGE		FRANK MATASAVAGE	EMPLOYMENT AGREEMENT	OFFICER OF SEPARATION BENEFITS

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	STACEY SWAYE		STACEY SWAYE	EMPLOYMENT AGREEMENT	OFFER OF SEPERATION BENEFITS
FriendFinder Networks Inc.	AMANDA BYRD		AMANDA BYRD	EMPLOYMENT AGREEMENT	CONFIRMATION OF COMMISSIONS AGREEMENT
FriendFinder Networks Inc.	MARTHA DUKE		MARTHA DUKE	EMPLOYMENT AGREEMENT	OFFER OF EMPLOYMENT
FriendFinder Networks Inc.	JEFF STOLLER		JEFF STOLLER	EMPLOYMENT AGREEMENT	OFFER LETTER
FriendFinder Networks Inc.	BARRY FLORESCUE		BARRY FLORESCUE	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	KAI-SHING TAO		KAI-SHING TAO	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	DONALD A JOHNSON		DONALD A JOHNSON	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	JAMES LACHANCE		JAMES LACHANCE	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	TOBY E. LAZARUS		TOBY E. LAZARUS	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	MARC H. BELL		MARC H. BELL	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	ROBERT BELL		ROBERT BELL	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	STEVEN RATTNER		STEVEN RATTNER	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	JASON SMITH		JASON SMITH	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	DANIEL C. STATON		DANIEL C. STATON	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	PAUL ASHER		PAUL ASHER	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	ROBERT BRACKETT		ROBERT BRACKETT	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	ANTHONY PREVITE		ANTHONY PREVITE	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	DAVID GELLEN		DAVID GELLEN	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	EZRA SHASHOUA		EZRA SHASHOUA	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	STACEY SWAYE		STACEY SWAYE	INDEMNIFICATION AGREEMENT	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	GEMISYS CORPORATION AND TCA FINANCIAL CORPORATION		GEMISYS CORPORATION AND TCA FINANCIAL CORPORATION	INDEMNIFICATION AGREEMENTS	INDEMNIFICATION AGREEMENT
FriendFinder Networks Inc.	YOUMU, INC. AND ANDREW CONRU		YOUMU, INC. AND ANDREW CONRU	CONSULTING AGREEMENT	AMENDMENT TO CONSULTING ARRANGEMENTS
FriendFinder Networks Inc.	ANDREW B CONRU TRUST AGREEMENT	$1,137,500.00	ANDREW B CONRU TRUST AGREEMENT	AGREEMENT	CONFIRMATION OF CERTAIN CONSENT AND EXCHANGE FEES (DEBT)
FriendFinder Networks Inc.	LEGENDARY TECHNOLOGY INC.		LEGENDARY TECHNOLOGY INC.	CONSULTING AGREEMENTS	AMENDMENT OF CONSULTING ARRANGEMENTS
FriendFinder Networks Inc.	MAPSTEAD TRUST CREATED ON APR 16 2002	$112,500.00	MAPSTEAD TRUST CREATED ON APR 16 2002	AGREEMENT	CONFIRMATION OF CERTAIN CONSENT AND EXCHANGE FEES (DEBT)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	DAWN CEYLAN		DAWN CEYLAN	AGREEMENT	INDEPENDENT CONTRATOR AGREEMENT
FriendFinder Networks Inc.	DYNADOT		DYNADOT	CONTRACT	DYNADOT DOMAIN REGISTRATION
FriendFinder Networks Inc.	ENOMCENTRAL.COM		ENOMCENTRAL.COM	DOMAIN SERVICES	ENOMCENTRAL DOMAIN REGISTRATION
FriendFinder Networks Inc.	NETWORK SOLUTIONS, LLC		NETWORK SOLUTIONS, LLC	OPERATIONS	SERVICE AGREEMENT
FriendFinder Networks Inc.	ARIN		ARIN	OPERATIONS	SERVICE AGREEMENT
FriendFinder Networks Inc.	DELL INC.		DELL INC.	OPERATIONS	GUARANTEE AGREEMENT FOR ARGUS PAYMENTS INC. AS BUYER
FriendFinder Networks Inc.	GOOGLE INC./POSTINI UK LIMITED, POSTINI		GOOGLE INC./POSTINI UK LIMITED, POSTINI	OPERATIONS	TRANSFER AGREEMENT
FriendFinder Networks Inc.	MICROSOFT LICENSING, GP		MICROSOFT LICENSING, GP	OPERATIONS	PROGRAM SIGNATURE FORM
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	LICENSE/SERVICE	PROGRAM SIGNATURE FORM
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	OPERATIONS	SALES/USE TAX EXEMPTION REQUEST
FriendFinder Networks Inc.	MICROSOFT VOULUM LICENSING		MICROSOFT VOULUM LICENSING	OPERATIONS	PROGRAM SIGNATURE FORM
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	LICENSE/SERVICE	ENTERPRISE UPDATE STATEMENT + MICROSOFT LICENSING, GP SALES/USE/EXCISE TAX PRE-APPROVAL FORM
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	OPERATIONS	ENTERPRISE UPDATE STATEMENT
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	OPERATIONS	ENROLLMENT APPLLICATION AMENDMENT ID M23 + ENROLLMENT APPICATION FORM (DIRECT) + TERMS AND CONDITIONS
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	OPERATIONS	PREVIOUS ENROLLMENT/AGREEMENT FORM
FriendFinder Networks Inc.	MICROSOFT CORPORATION		MICROSOFT CORPORATION	LICENSE/SERVICE	PREVIOUS ENROLLMENT/AGREEMENT FORM #57291704
FriendFinder Networks Inc.	PANASONIC CONSUMER MARKETING COMPANY OF		PANASONIC CONSUMER MARKETING COMPANY OF	OPERATIONS	PRODUCT INTEGRATION AGREEMENT
FriendFinder Networks Inc.	WORKSHARE		WORKSHARE	OPERATIONS	PURCHASE ORDER
FriendFinder Networks Inc.	GAM INVENTORY MANAGEMENT	$107.00	GAM INVENTORY MANAGEMENT	FACILITIES	ASSET MANAGEMENT AGREEMENT
FriendFinder Networks Inc.	PENINSULA STORAGE CENTER	$1,689.00	PENINSULA STORAGE CENTER	FACILITIES	RENTAL AGREEEMENT
FriendFinder Networks Inc.	DATASAFE		DATASAFE	FACILITIES	STORAGE AND SERVICES AGREEMENT
FriendFinder Networks Inc.	THE STANDARD COMPANIES INC		THE STANDARD COMPANIES INC	FACILITIES	SUPPLY PURCHASE AND EQUIPMENT USE AGREEMENT
FriendFinder Networks Inc.	CINTAS DOCUMENT MANAGEMENT		CINTAS DOCUMENT MANAGEMENT	FACILITIES	INVOICE
FriendFinder Networks Inc.	CINTAS FAS LOCKBOX		CINTAS FAS LOCKBOX	FACILITIES	DELIVERY TICKET
FriendFinder Networks Inc.	LDI COLOR TOOL BOX	$33.95	LDI COLOR TOOL BOX	FACILITIES	PERFORMANCE AGREEMENT
FriendFinder Networks Inc.	LDI COLOR TOOL BOX		LDI COLOR TOOL BOX	FACILITIES	LEASE AGREEMENT
FriendFinder Networks Inc.	PACIFIC WEST SECURITY INC.	$925.00	PACIFIC WEST SECURITY (SONITROL)	FACILITIES	CLIENT CONTRACT
FriendFinder Networks Inc.	TRILIBIS, INC		TRILIBIS, INC	OPERATIONS	AGREEMENT
FriendFinder Networks Inc.	TRUSTED UNIVERSAL STANDARDS IN ELECTRONIC		TRUSTED UNIVERSAL STANDARDS IN ELECTRONIC	ADULT DATING	TRUSTE LICENSE AGREEMENT - 9.0

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc., GMCI Internet Operations, Inc.	BMO HARRIS BANK N A & MONERIS SOLUTIONS		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
FriendFinder Networks Inc., GMCI Internet Operations, Inc.	MONERIS SOLUTIONS		MONERIS SOLUTIONS	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
FriendFinder Networks Inc., Various Inc.	FRODO ENTERPRISES		FRODO ENTERPRISES	MERCHANT AGREEMENTS	MERCHANT SERVICES AGREEMENT
FriendFinder Networks Inc., Various Inc.	OPUS CONNECT LTD		OPUS CONNECT LTD	MERCHANT AGREEMENTS	MERCHANT SERVICES AGREEMENT
FriendFinder Networks Inc., Various Inc.	ROBERT BRACKETT		ROBERT BRACKETT	EMPLOYMENT AGREEMENT	CONFIRMATION OF EMPLOYMENT AGREEMENT/COMPENSATION AGREEMENT
FriendFinder Networks Inc., Various Inc.	JAMES SULLIVAN		JAMES SULLIVAN	EMPLOYMENT AGREEMENT	CONFIRMATION OF EMPLOYMENT/COMPENSATION AGREEMENT
FRNK Technology Group	SHOWPLACE SQUARE WEST, LLC		SHOWPLACE SQUARE WEST, LLC	REAL PROPERTY LEASE	OFFICE LEASE: 550 15TH STREET, SAN FRANCISCO, CA 94103 (SPACE M15 LOCATED ON THE NORTH SIDE OF THE MEZZANINE LEVEL OF)
FRNK Technology Group	CCBILL LLC		CCBILL LLC	MERCHANT AGREEMENTS	ACCOUNT AUTHORIZATION FORM
FRNK Technology Group	COMCAST		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC	OPERATIONS	BUSINESS CLASS SERVICE ORDER AGREEMENT
FRNK Technology Group	COMCAST	$90.72	COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC	OPERATIONS	BUSINESS SERVICES CUSTOMER TERMS AND CONDITIONS
General Media Communications, Inc.	CB Jones II Inc.(ATL club)		CBAT	LICENSE	ATLANTA PENTHOUSE LOUNGE - LOUNGE LICENSING AGREEMENT
General Media Communications, Inc.	SARL Sport Bar (Frankce)		RUFFR	CLUB AGREEMENTS	AMENDMENT TO CLUB LICENSING AGREEMENT
General Media Communications, Inc.	3001 Castor, Inc.		3001 Castor, Inc. (Philly Club)	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	HDVPA		HDVPA	CLUB AGREEMENTS	ADULT NIGHT CLUB LICENSE AGREEMENT
General Media Communications, Inc.	HDV Pittsburgh, LLC (Pitts Nightclub)		HDVPA	BROADCAST	LETTER DATED 6/19/2013 AMENDING ADULT NIGHT CLUB LICENSING AGREEMENT DATED 10/24/2012 SECTION 2(B)
General Media Communications, Inc.	BT California, LLC (SF Club)		CASF	CLUB AGREEMENTS	ADULT NIGHT CLUB LICENSE AGREEMENT
General Media Communications, Inc.	Tampa Food & Beverage LLC (Tampa Club)		FBFL	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	Tampa Food & Beverage LLC (Tampa Club)		FBFL	CONTRACT	AMENDMENT TO CLUB LICENSING AGREEMENT
General Media Communications, Inc.	Tampa Food & Beverage LLC (Tampa Club)		FBFL	CLUB AGREEMENTS	AMENDMENT TO CLUB LICENSING AGREEMENT
General Media Communications, Inc.	VSESWIT ASSET MANAGEMENT COMPANY (UKRAINE CLUB)		VTUK	CLUB AGREEMENTS	BEACH CLUB & ADULT NIGHT CLUB TRADEMARK LICENSE AGREEMENT
General Media Communications, Inc.	Baton Rouge Sports Restaurant (Baton Rouge Club)		BRSR	CLUB AGREEMENTS	ADULT NIGHT CLUB: TRADEMARK LICENSE AGREEMENT (U.S.)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	CSWS, LLC		CSWS, LLC	LICENSE	CLUB LICENSING AGREEMENT AMENDMENT
General Media Communications, Inc.	CSWS, LLC		CSWS, LLC	LICENSE	PENTHOUSE CLUB CHICAGO MIDWAY AIRPORT - LICENSING AGREEMENT AND AMENDMENT
General Media Communications, Inc.	Opus Entertainment (Chicago)		ORRIL	CLUB AGREEMENTS	ADULT NIGHT CLUB LICENSE AGREEMENT
General Media Communications, Inc.	ABCDE LAND DEVELOPMENT		ABCDE LAND DEVELOPMENT	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	ABCDE LAND DEVELOPMENT		ABCDE LAND DEVELOPMENT	CLUB AGREEMENTS	AMENDMENT TO CLUB LICENSING AGREEMENT
General Media Communications, Inc.	VCG HOLDING CORP - LICENSEE; GLENDALE RESTAURANT		VCG HOLDING CORP - LICENSEE; GLENDALE RESTAURANT	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	HIRUS		HIRUS	LICENSE	AMENDED AND RESTATED ADDITIONAL AGREEMENT TO LICENSE CONTRACT NO. 001
General Media Communications, Inc.	Highland Group (Moscow)		HIRUS	TRADEMARK LICENSING AGREEMENT	LICENSE CONTRACT NO. 001
General Media Communications, Inc.	American Restaurant Inc. (New Orleans Club)		USALA	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	The Executive Club		ROB11	CLUB AGREEMENTS	CLUB LICENSING AGREEMENT
General Media Communications, Inc.	Delores Properties (Aukland Club)		WEST	CLUB AGREEMENTS	ADULT NIGHT CLUB LICENSE AGREEMENT
General Media Communications, Inc.	A2Z SERVICES		A2Z SERVICES	BROADCAST	AMENDMENT TO INTERNATIONAL SALES REPRESENTATIVE AGREEMENT BETWEEN A2Z SERVICES AND GMCI
General Media Communications, Inc.	RUSH FILMS LIMITED		RUSH FILMS LIMITED	BROADCAST	LICENSE TO USE "PENTHOUSE" MARK IN MOTION PICTURE "RUSH"
General Media Communications, Inc.	IMAGE ENTERTAINMENT, INC.		IMAGE ENTERTAINMENT, INC.	BROADCAST	LETTER EXTENDING TERMS OF LICENSE AGREEMENT TO AUGUST 28, 2015
General Media Communications, Inc.	Ntree Media		NMGSK	BROADCAST	AMENDMENT NO. 1 TO MASTER LICENSE AGREEMENT
General Media Communications, Inc.	AMAZON SERVICES LLC		AMAZON SERVICES LLC	PUBLICATION	AMAZON.COM PUBLISHERS DIRECT MERCHANTS@AMAZON.COM PARTICIPATION AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	PALM COAST DATA, LLC		PALM COAST DATA, LLC	PUBLICATION	ADDENDUM #1 TO THE AGREEMENT BETWEEN GENERAL MEDIA COMMUNICATIONS, INC. AND PALM COAST DATA, LLC DATED AS OF OCTOBER 1, 2002, AS PREVIOUSLY MODIFIED BY LETTER OF MODIFICATION DATED JANUARY 1, 2003
General Media Communications, Inc.	PALM COAST DATA, LLC		PALM COAST DATA, LLC	PUBLICATION

ADDENDUM #4 TO THE AGREEMENT BETWEEN GENERAL MEDIA COMMUNICATIONS, INC. AND PALM COAST DATA, LLC DATED AS OF OCTOBER 1, 2002, AS PREVIOUSLY MODIFIED BY LETTER OF MODIFICATION DATED JANUARY 1, 2003 AND AMENDED BY ADDENDUM #1 EFFECTIVE SEPTEMBER 1, 2005 AND

General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	TIME & LIFE BUILDING		TIME & LIFE BUILDING	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	ARTISTS AND ARTISANS, INC.		ARTISTS AND ARTISANS, INC.	PUBLICATION	ST. MARTIN'S PRESS CONTACT
General Media Communications, Inc.	CURTIS CIRCULATION COMPANY, LLC		CURTIS CIRCULATION COMPANY, LLC	PUBLICATION	DISTRIBUTION AGREEMENT
General Media Communications, Inc.	BLUE LIGHT MEDIA, LLC		BLUE LIGHT MEDIA, LLC	PUBLICATION	PUBLISHER SERVICES AGREEMENT
General Media Communications, Inc.	BLUE LIGHT MEDIA, LLC		BLUE LIGHT MEDIA, LLC	PUBLISHING	BLUE LIGHT MEDIA, LLC PUBLISHER SERVICES AGREEMENT
General Media Communications, Inc.	BARNESANDNOBLE.COM LLC		BARNESANDNOBLE.COM LLC	EBOOK PUBLICATION AGREEMENT (ACCOUNT INFORMATION)	PUBIT!MY ACCOUNT
General Media Communications, Inc.	SQRL DESIGN GROUP INC		SQRL DESIGN GROUP INC	PRODUCT LICENSING	COPYRIGHT & INTELLECTUAL PROPERTY LICENSE AGREEMENT
General Media Communications, Inc.	PROCIRC, LLC		PROCIRC, LLC	PUBLICATION	CIRCULATION SERVICES AGREEMENT
General Media Communications, Inc.	PROCIRC, LLC		PROCIRC, LLC	SERVICES - DISTRIBUTION	CIRCULATION SERVICES AGREEMENT
General Media Communications, Inc.	ZINIO SYSTEMS, LLC		ZINIO SYSTEMS, INC.	PUBLICATION	SERVICE AGREEMENT
General Media Communications, Inc.	ZINIO SYSTEMS, LLC		ZINIO SYSTEMS, INC.	SERVICES - DISTRIBUTION	SERVICES AGREEMENT
General Media Communications, Inc.	BARNESANDNOBLE.COM LLC, BARNES & NOBLE SARL		BARNESANDNOBLE.COM LLC, BARNES & NOBLE SARL	PUBLICATION	NOOK PRESS TERMS AND CONDITIONS
General Media Communications, Inc.	CURTIS CIRCULATION COMPANY LLC		CURTIS CIRCULATION COMPANY LLC	MAGAZINE	AMENDMENT TO DISTRIBUTION AGREEMENT
General Media Communications, Inc.	ZINIO SYSTEMS, LLC	$3,023.45	ZINIO SYSTEMS, LLC	BROADCAST	AMENDMENT TO SERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	ARTISTS & ARTISANS INC DBA MOVABLE TYPE MANAGEMENT		ARTISTS & ARTISANS INC DBA MOVABLE TYPE MANAGEMENT	BROADCAST	INDEPENEDENT CONTRACTOR AGREEMENT PUBLISHING E-BOOKS/TV AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	PALM COAST DATA, LLC		PALM COAST DATA, LLC	PUBLICATION	LETTER AGREEMENT MODIFYING SUBSCRIPTION SERVICES AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	WARNER BOOKS POPULAR LIBRARY AGREEMENT
General Media Communications, Inc.	WARNER BOOKS, INC.		WARNER BOOKS, INC.	PUBLICATION	AGREEMENT
General Media Communications, Inc.	CIRCLE K STORES INC. ET AL		CIRCLE K STORES INC. ET AL	BROADCAST	REGIONAL SUPPLIER AGREEMENT
General Media Communications, Inc.	CYBERPRESS		CYBERPRESS	PUBLICATION	MAGAZINE PUBLISHING LICENSE AGREEMENT INTERNATIONAL EDITION
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	LICENSE/PUBLISHING AGREEMENT	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT (06/03/2013)
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	LICENSE/PUBLISHING AGREEMENT	AMENDMENT NO. 1
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	PENTHOUSE MAGAZINE PUBLISHING LICENSE - AUSTRIALIAN AND NEW ZEALAND AGREEMENT
General Media Communications, Inc.	EDITION OLMS AG		EDITION OLMS AG	PUBLICATION	COPYRIGHT LICENSE AGREEMENT
General Media Communications, Inc.	SGAU		SGAU	PUBLICATION	MAGAZINE PUBLISHING LICENSE AGREEMENT INTERNATIONAL EDITION
General Media Communications, Inc.	EDITORIAL PH, SA DE CV		EDITORIAL PH, SA DE CV	PUBLICATION	MAGAZINE PUBLISHING LICENSE AGREEMENT INTERNATIONAL EDITION
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT
General Media Communications, Inc.	THPH		THPH	PUBLICATION	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT
General Media Communications, Inc.	Pen Publishing		THPH	PUBLICATION	AMENDMENT TO PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	LICENSE/PUBLISHING AGREEMENT	PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT AND ONE-SHOTS AND SPECIALS LICENSE AGREEMENT PROMOTIONAL WEBSITE RIDER
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	LICENSE/PUBLISHING AGREEMENT	AMENDMENT NO. 1
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	PENTHOUSE MAGAZINE PUBLISHING LICENSE AGREEMENT COMMERCIAL WEBSITE RIDER AUSTRALIAN AND NEW ZEALAND EDITION

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	LETTER AGREEMENT RE PUBLISHING LICENSE AGREEMENTS
General Media Communications, Inc.	HORWITZ PUBLICATIONS PTY LIMITED		HORWITZ PUBLICATIONS PTY LIMITED	PUBLICATION	AMENDMENT NO. 1
General Media Communications, Inc.	A2Z-SERVICES		A2Z-SERVICES	SERVICE	SALES REPRESENTATIVE AGREEMENT BETWEEN A2Z SERVICES AND GMCI
General Media Communications, Inc.	Blomor SRL		BIT	LICENSE	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	FONOLIBRO, INC.		FONOLIBRO, INC.	LICENSE	BOOK LICENSING AGREEMENT FONOLIBRO
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	SERVICE	SALES COMMISSION AGREEMENT BETWEEN BRADFORD LICENSING AND GMCI
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	SERVICE	AMENDMENT TO SALES COMMISSION AGREEMENT
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	SERVICE	AMENDMENT TO SALES COMMISSION AGREEMENT
General Media Communications, Inc.	A2Z-SERVICES		A2Z-SERVICES	LICENSING	SALES REPRESENTATIVE AGREEMENT BETWEEN A2Z-SERVICES AND GMCI
General Media Communications, Inc.	S J B LANGE BEHEER BV TRADING UNDER THE		S J B LANGE BEHEER BV TRADING UNDER THE	PRODUCT LICENSING	ASSIGNMENT AND ASSUMPTION AGREEMENT
General Media Communications, Inc.	EMAGOS PTE LTD.		EMAGOS PTE LTD.	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	EMAGOS PTE LTD.		EMAGOS PTE LTD.	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	CREATIVE LICENSING BRASIL		CREATIVE LICENSING BRASIL	PRODUCT LICENSING	EXCLUSIVE COMMISSION AGREEMENT
General Media Communications, Inc.	FIP Group APS		FIDEN	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	Poeticgem LTD (UK)		PGUK	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	THE LOOKALIKE LLC		THE LOOKALIKE LLC	PRODUCT LICENSING	LETTER AGREEMENT
General Media Communications, Inc.	MATERGEEA LIMITED		MATERGEEA LIMITED	PRODUCT LICENSING	INDEPENDENT CONTRACTOR AGREEMENT (ROMANIA)
General Media Communications, Inc.	DISTUK		DISTUK	BROADCAST	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	NAPA SONOMA TRADING COMPANY		NAPA SONOMA TRADING COMPANY	LICENSE	PRODUCT LICENSE AGREEMENT NAPA SONOMA TRADING (12/14/2012)
General Media Communications, Inc.	PGUK		PGUK	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	CALGER		CALGER	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	CALGER		CALGER	LICENSE	AMENDMENT TO PRODUCT LICENSE AGREEMENT POS HANDELS (11/9/2012)
General Media Communications, Inc.	CALGER		CALGER	LICENSE	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	FONOLIBRO, INC.		FONOLIBRO, INC.	PRODUCT LICENSING	AGREEMENT
General Media Communications, Inc.	CALGER		CALGER	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	PRESTIGE IMPORTS LLC		PRESTIGE IMPORTS LLC	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	PRESTIGE IMPORTS LLC		PRESTIGE IMPORTS LLC	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	GREEN STAR SRL		GREEN STAR SRL	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	PRESTIGE IMPORTS LLC		PRESTIGE IMPORTS LLC	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	S J B LANGE BEHEER BV TRADING UNDER THE		S J B LANGE BEHEER BV TRADING UNDER THE	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	AA Brands SPRL (Sodiprep Textiles)		SODA	LICENSE	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	AA Brands SPRL (Sodiprep Textiles)		SODA	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	Sorbo Fashion BV		BVNT	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	TERRY PERITO		TERRY PERITO	PRODUCT LICENSING	INDEPENDENT CONTRACTOR AGREEMENT (MERCHANDISE)
General Media Communications, Inc.	Unverisal Music Spain		SLSP	PRODUCT LICENSING	LICENSE AGREEMENT PENTHOUSE COVERS (T-SHIRTS, CAPS AND HOODIES)
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	PRODUCT LICENSING	SALES COMMISSION LETTER AGREEMENT
General Media Communications, Inc.	VILLAGE LIGHTHOUSE, INC.		VILLAGE LIGHTHOUSE, INC.	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	WSM INVESTMENT, LLC, D/B/A TOPCO SALES		WSM INVESTMENT, LLC, D/B/A TOPCO SALES	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	FIRST AMERICAN BRANDS INC.		FIRST AMERICAN BRANDS INC.	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	TENEUES VERLAG GMBH & CO. KG		TENEUES VERLAG GMBH & CO. KG	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	TENEUES VERLAG GMBH & CO. KG		TENEUES VERLAG GMBH & CO. KG	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	VILLAGE LIGHTHOUSE, INC.		VILLAGE LIGHTHOUSE, INC.	LICENSE	PRODUCT LICENSE AGREEMENT BUSINESS TERMS SCHEDULES
General Media Communications, Inc.	VILLAGE LIGHTHOUSE, INC.		VILLAGE LIGHTHOUSE, INC.	LICENSE	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	VILLAGE LIGHTHOUSE, INC.		VILLAGE LIGHTHOUSE, INC.	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	BROADCAST	AMENDMENT TO SALES COMMISSION AGREEMENT
General Media Communications, Inc.	NAPA SONOMA TRADING COMPANY		NAPA SONOMA TRADING COMPANY	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	Sunset INternational		TBD	LICENSE	AMENDMENT TO PRODUCT LICENSE AGREEMENT SUNSET INTERNATIONAL
General Media Communications, Inc.	GRAHAME ALLAN COMPANY PTY LTD.		GRAHAME ALLAN COMPANY PTY LTD.	PRODUCT LICENSING	INDEPENDENT CONTRACTOR AGREEMENT: MERCHANDISE
General Media Communications, Inc.	A2Z SERVICES		A2Z SERVICES	SERVICE	AMENDMENT TO INTERNATIONAL SALES REP AGREEMENT A2Z (3/1/2013)
General Media Communications, Inc.	Contrast A/S (Denmark)		CONDEN	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	Conden		CONDEN	PRODUCT LICENSING	PRODUCT LICENSING AGREEMENT
General Media Communications, Inc.	Conden		CONDEN	PRODUCT LICENSING	PRODUCT LICENSING AGREEMENT
General Media Communications, Inc.	Conden		CONDEN	PRODUCT LICENSING	PRODUCT LICENSING AGREEMENT
General Media Communications, Inc.	Conden		CONDEN	LICENSE	PRODUCT LICENSING AGREEMENT
General Media Communications, Inc.	Mosiac Distribution LTD (UK)		DISTUK	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	Sunset International		SINT	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	A2Z-SERVICES		A2Z-SERVICES	PRODUCT LICENSING	RE: SALES REPRESENTATIVE AGREEMENT BETWEEN A2Z-SERVICES AND GMCI
General Media Communications, Inc.	BRADFORD LICENSING, LLC		BRADFORD LICENSING, LLC	PRODUCT LICENSING	AMENDMENT TO SALES COMMISSION AGREEMENT
General Media Communications, Inc.	VILLAGE LIGHTHOUSE, INC.		VILLAGE LIGHTHOUSE, INC.	LICENSE	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	Handels GMBH		CALGER	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	CALGER		CALGER	PRODUCT LICENSING	AMENDMENT TO PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	G T Warenhandel GMBH		GTGER	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	MIGER		MIGER	PRODUCT LICENSING	PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	DIC2, S R L		DIC2, S R L	BROADCAST	AMENDMENT TO SALES REPRESENTATIVE AGREEMENT
General Media Communications, Inc.	FIRST AMERICAN BRANDS INC.		FIRST AMERICAN BRANDS INC.	PRODUCT LICENSING	AMENDMENT TO THE PRODUCT LICENSE AGREEMENT
General Media Communications, Inc.	CAMP X-RAY FILM LLC		CAMP X-RAY FILM LLC	BROADCAST	LICENSE LETTER AGREEMENT
General Media Communications, Inc.	SILVER LINING FILM GROUP, LLC		SILVER LINING FILM GROUP, LLC	BROADCAST	LICENSING LETTER AGREEMENT
General Media Communications, Inc.	BONANZA PRODUCTIONS, INC.		BONANZA PRODUCTIONS, INC.	BROADCAST	LICENSE LETTER AGREEMENT
General Media Communications, Inc.	CONTENT-CONNECTION, LLC	$1,115.60	CONTENT-CONNECTION	PRODUCT LICENSING	PHOTOGRAPHER AGREEMENT
General Media Communications, Inc.	CONTENT-CONNECTION, LLC		CONTENT CONNECTION LLC	BROADCAST	PHOTOGRAPHER AGREEMENT
General Media Communications, Inc.	CBS NEWS INC.		CBS NEWS INC.	BROADCAST	LETTER AGREEMENT
General Media Communications, Inc.	R2 PRODUCTIONS, LTD		R2 PRODUCTIONS, LTD	BROADCAST	LETTER LICENSE AGREEMENT
General Media Communications, Inc.	CONTENT-CONNECTION, LLC		CONTENT-CONNECTION, LLC	PRODUCT LICENSING	PHOTOGRAPHER AGREEMENT
General Media Communications, Inc.	Angela Cavazzini		ANG 123	PRODUCT LICENSING	ARTIST AGREEMENT
General Media Communications, Inc.	Casino Technology		CTBU	PRODUCT LICENSING	TRADEMARK PRODUCT LICENSE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
General Media Communications, Inc.	Philipp Plein International (Switzerland)		PPSD	PRODUCT LICENSING	COPYRIGHT LICENSE AGREEMENT
General Media Communications, Inc.	CITCO		CITCO	PUBLICATION	SERVICE AGREEMENT
General Media Communications, Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	ACCOUNTING-AUDITS-FINANCIAL INFORMATION	MERCHANT BANKCARD APPLICATION AND AGREEMENT
General Media Communications, Inc.	MARKMONITOR INC	$4,191.04	MARK MONITOR	DOMAIN SERVICES	MARKMONITOR DOMAIN REGISTRATION
General Media Communications, Inc.	DIRECTV		DIRECTV	FACILITIES	INVOICE
General Media Communications, Inc.	CENGAGE LEARNING INC. /NELSON EDUCATION LTD.		CENGAGE LEARNING INC. /NELSON EDUCATION LTD.	BROADCAST	LETTER AGREEMENT
General Media Communications, Inc.	PUBIT		PUBIT	CLICK THROUGH AGREEMENTS	EBOOK PUBLICATION AND DISTRIBUTION AGMNT/ACCOUNT DETAILS
General Media Communications, Inc., PerfectMatch Inc.	MONERIS SOLUTIONS, INC.		MONERIS SOLUTIONS, INC.	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLUTIONS AND HARRIS N.A. MERCHANT AGREEMENT
General Media Entertainment, Inc.	IMAGE ENTERTAINMENT, INC.		IMAGE ENTERTAINMENT, INC.	BROADCAST	CALIGULA IMPERIAL EDITION LICENSE AGREEMENT
Global Alphabet, Inc.	PAYPAL, INC.		PAYPAL, INC.	MERCHANT AGREEMENTS	PAYPAL MERCHANT FEES
GMCI Internet Operations, Inc.	TLMA		TLMA	MARKETING	AFFFILIATE AGREEMENT
Interactive Network, Inc.	YOUMU, INC. AND ANDREW CONRU		YOUMU, INC. AND ANDREW CONRU	CONSULTING AGREEMENT	AMENDMENT TO CONSULTING ARRANGEMENTS
Interactive Network, Inc.	ANDREW B CONRU TRUST AGREEMENT		ANDREW B CONRU TRUST AGREEMENT	AGREEMENT	CONFIRMATION OF CERTAIN CONSENT AND EXCHANGE FEES (DEBT)
Interactive Network, Inc.	LEGENDARY TECHNOLOGY INC.		LEGENDARY TECHNOLOGY INC.	CONSULTING AGREEMENTS	AMENDMENT OF CONSULTING ARRANGEMENTS
Interactive Network, Inc.	MAPSTEAD TRUST CREATED ON APR 16 2002		MAPSTEAD TRUST CREATED ON APR 16 2002	AGREEMENT	CONFIRMATION OF CERTAIN CONSENT AND EXCHANGE FEES (DEBT)
Magnolia Blossom Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION AND AGREEMENT
Magnolia Blossom Inc.	FACEBOOK		FACEBOOK	CLICK THROUGH AGREEMENTS	ACCOUNT INFORMATION
Medley.com Incorporated	G1415740		G1415740	MARKETING	SOFTWARE LICENSE AND SERVICE AGREEMENT
Medley.com Incorporated	G1415741		G1415741	MARKETING	SALES AGREEMENT
Medley.com Incorporated	G1362571		G1362571	MARKETING	ENGAGEMENT LETTER
Medley.com Incorporated	G1415742		G1415742	MARKETING	SUBSCRIPTION SERVICES ORDER FORM
Medley.com Incorporated	G1362471		G1362471	MARKETING	SUBSCRIPTION AGREEMENT
Medley.com Incorporated	G1285465		G1285465	ADULT DATING	WEBSITE DEVELOPMENT AGREEMENT
Medley.com Incorporated	G1415744		G1415744	ADULT DATING	MASTER LICENSE AND SERVICES AGREEMENT
Medley.com Incorporated	G1409981		G1409981	CLICK THROUGH AGREEMENTS	ACCOUNT CONFIRMATION
Medley.com Incorporated	G1409981		G1409981	CLICK THROUGH AGREEMENTS	TERMS AND CONDITIONS
Medley.com Incorporated	G1411304		G1411304	CLICK THROUGH AGREEMENTS	SERVICE AGREEMENT AND PUBLISHER MARKETING AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Medley.com Incorporated	G1396879		G1396879	CLICK THROUGH AGREEMENTS	ACCOUNT INFORMATION
Medley.com Incorporated	G1094239		G1094239	CLICK THROUGH AGREEMENTS	ACCOUNT CREATIONSCONFIRMATION
Medley.com Incorporated	G1094239		G1094239	CLICK THROUGH AGREEMENTS	BUY CONFIRMATION
Medley.com Incorporated	G1415739		G1415739	CLICK THROUGH AGREEMENTS	TERMS AND CONDITIONS
Medley.com Incorporated	G1399187		G1399187	CLICK THROUGH AGREEMENTS	ACCOUNT CREDENTIALS
Medley.com Incorporated	G1415743		G1415743	CLICK THROUGH AGREEMENTS	TERMS AND CONDITIONS FOR SUBMITTING STUMBLEUPOMN PAID DISCOVERY ADVERTISING CAMPAIGNS
Medley.com Incorporated	G1415745		G1415745	CLICK THROUGH AGREEMENTS	TERMS OF USE
Medley.com Incorporated	G1406873		G1406873	CLICK THROUGH AGREEMENTS	UPDATED ADVERTISING RULES
Medley.com Incorporated	G1405708		G1405708	CLICK THROUGH AGREEMENTS	DIRECT SEARCH NETWORK REGISTRATION
Medley.com Incorporated	G1401772		G1401772	CLICK THROUGH AGREEMENTS	ADVERTISER AGREEMENT
Medley.com Incorporated	G1377611		G1377611	CLICK THROUGH AGREEMENTS	PAYMENT/ORDER PAGE
Medley.com Incorporated	G1377611		G1377611	CLICK THROUGH AGREEMENTS	08-13-2012 ORDER PAGE
Penthouse Digital Media Productions Inc.	ZB VENTURES		ZB VENTURES	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	Free (France)		SEF	BROADCAST	AMENDMENT TO LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	A2Z SERVICES		A2Z SERVICES	BROADCAST	AMENDMENT TO INTERNATIONAL DVD LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	Satellite BG (Bulgaria)		BGS	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNELS
Penthouse Digital Media Productions Inc.	SFC		SFC	BROADCAST	AMENDMENT TO VIDEO/BROADCAST LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	Fifth Dimension Properties		FDM	BROADCAST	CANADIAN BROADCAST LICENSE AGREEMENT / AMENDMENT IN PROCESS
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	AGREEMENT
Penthouse Digital Media Productions Inc.	JFW		JFW	BROADCAST	INTERNATIONAL DISTRIBUTION LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	ADDICTIVE ENTERTAINMENT LLC.		ADDICTIVE ENTERTAINMENT LLC.	BROADCAST	MOBILE CONTENT DISTRIBUTION AGREEMENT (4/21/09)
Penthouse Digital Media Productions Inc.	SEF		SEF	LICENSE	LICENSE AGREEMENT (2/28/08)
Penthouse Digital Media Productions Inc.	NDV		NDV	BROADCAST	1ST AMENDMENT TO THE VOD LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	ADDICTIVE ENTERTAINMENT LLC.		ADDICTIVE ENTERTAINMENT LLC.	BROADCAST	AMENDMENT TO MOBILE CONTENT DISTRIBUTION AGREEMENT (4/1/11)
Penthouse Digital Media Productions Inc.	TIRECHEM MANUFACTURING, INC.		TIRECHEM MANUFACTURING, INC.	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Penthouse Digital Media Productions Inc.	Foxtel Management		SFT	BROADCAST	PROGRAM LICENSE AGREEMENT (12/5/12)
Penthouse Digital Media Productions Inc.	La Societe Francaise De Radio		VLE	LICENSE	FIRST AMENDMENT TO THE TV LICENCE AGREEMENT EXECUTED ON JANUARY 29TH 2010
Penthouse Digital Media Productions Inc.	COASTLINE LICENSING INT`L INC		COASTLINE LICENSING INT`L INC	BROADCAST	AMENDMENT TO SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL) (6/17/13)
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	SERVICE ORDER NO. 4
Penthouse Digital Media Productions Inc.	COASTLINE LICENSING INT`L INC		COASTLINE LICENSING INT`L INC	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)
Penthouse Digital Media Productions Inc.	A2Z SERVICES		A2Z SERVICES	BROADCAST	TERM SHEET AGREEMENT - INTERNATIONAL DVD DISTRIBUTION (3/1/10)
Penthouse Digital Media Productions Inc.	Fieldworks, Inc.		JFW	BROADCAST	AMENDMENT TO INTERNATIONAL DISTRIBUTION LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	HP HrVTSKA Posta D Electra (HD Croatia)		CET	BROADCAST	LICENSE AGREEMENT 3D CHANNEL & SD VERSION OF THE PENTHOUSE HD1 & HD2 CHANNELS
Penthouse Digital Media Productions Inc.	Elion Ettevotted		EN	LICENSE	LICENSE AGREEMENT PENTHOUSE HD CHANNELS
Penthouse Digital Media Productions Inc.	NAFT MEDIA, S L		NAFT MEDIA, S L	BROADCAST

RECORD OF REGISTRATION - DECISION BY WHICH ENTITY NAFT MEDIA, LLC IS REGISTERED IN THE SPANISH REGISTRY OF AUDIOVISUAL COMMUNICATION SERVICES PROVIDERS, AS A TELEVISED AUDIOVISUAL COMMUNICATIONS SERVICE PROVIDER

Penthouse Digital Media Productions Inc.	NAFT MEDIA, S L		NAFT MEDIA, S L	BROADCAST	DECISION BY WHICH ENTITY NAFT MEDIA, LLC IS REGISTERED IN THE SPANISH REGISTRY OF AUDIOVISUAL COMMUNICATION SERVICES PROVIDERS, AS A TELEVISED AUDIOVISUAL COMMUNICATIONS SERVICE PROVIDER.
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	UPLINK AGREEMENT	UPLINK AGREEMENT (03/20/2013)
Penthouse Digital Media Productions Inc.	REED MIDEM - MIPCOM		REED MIDEM - MIPCOM	BROADCAST	EXHIBITOR REGISTRATION
Penthouse Digital Media Productions Inc.	WSM INVESTMENT, LLC (TOPCO SALES)		WSM INVESTMENT, LLC (TOPCO SALES)	BROADCAST	LICENSE AGREEMENT TO USE MOLDING VIDEOS
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	SERVICE ORDER NO. 5
Penthouse Digital Media Productions Inc.	REED MIDEM - MIPCOM		REED MIDEM - MIPCOM	BROADCAST	STAND PACKAGE AGREEMENT ADDENDUM
Penthouse Digital Media Productions Inc.	Elion Ettevotted		EN	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNELS
Penthouse Digital Media Productions Inc.	DAVE GALLEGOS D/B/A DIEZEL MEDIA		DAVE GALLEGOS D/B/A DIEZEL MEDIA	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	SERVICE ORDER NO. 3
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	SERVICE ORDER NO.2
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	UPLINK AGREEMENT
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	VIACCESS ENCRYPTION AGREEMENT
Penthouse Digital Media Productions Inc.	SES ASTRA		SES ASTRA	BROADCAST	UPLINK AGREEMENT
Penthouse Digital Media Productions Inc.	DIGITAL MEDIA CONSULTANTS, LLC		DIGITAL MEDIA CONSULTANTS, LLC	BROADCAST	SIDE LETTER DATED 8/2/2013 TO LICENSE AGREEMENT DATED 9/6/2007 AS AMENDED RE: FINDER FEES
Penthouse Digital Media Productions Inc.	SC Rom Telecom (Romania)		COS	BROADCAST	REBROADCASTING APPOROVAL
Penthouse Digital Media Productions Inc.	Telenet		DEL	BROADCAST	DISTRIBUTION & CARRIAGE AGREEMENT
Penthouse Digital Media Productions Inc.	MEDIA PROTECTOR DEUTSCHLAND GMBH		MEDIA PROTECTOR DEUTSCHLAND GMBH	BROADCAST	SERVICE AGREEMENT
Penthouse Digital Media Productions Inc.	MEDIA PROTECTOR DEUTSCHLAND GMBH		MEDIA PROTECTOR DEUTSCHLAND GMBH	BROADCAST	SIDE LETTER TO SERVICE AGMNT
Penthouse Digital Media Productions Inc.	ZB VENTURES, LLC		ZB VENTURES, LLC	BROADCAST	SHORT FORM CONTENT LIC AGREEMENT
Penthouse Digital Media Productions Inc.	COASTLINE LICENSING INT`L INC		COASTLINE LICENSING INT`L INC	BROADCAST	AMENDMENT TO SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL) (6/26/13)
Penthouse Digital Media Productions Inc.	Unitymedia		BET	BROADCAST	TERM SHEET AGREEMENT
Penthouse Digital Media Productions Inc.	GERD		GERD	BROADCAST	AMENDMENT TO AGREEMENT ON THE SUPPLY AND LICENSING OF MOVING PICTURE CONTENT
Penthouse Digital Media Productions Inc.	NOA Productions	$30,517.51	NP	BROADCAST	PDMP/NOA ENTERTAINMENT SALES AGENT AGREEMENT
Penthouse Digital Media Productions Inc.	NOA Productions		NP	BROADCAST	PDMP/NOA RESTATED AND AMENDED SALES AGENT AGREEMENT
Penthouse Digital Media Productions Inc.	CASH MARKMAN (DBA MARKMAN PRODUCTIONS)		CASH MARKMAN (DBA MARKMAN PRODUCTIONS)	BROADCAST	SHORT FORM CONTENT LIC AGREEMENT
Penthouse Digital Media Productions Inc.	CASH MARKMAN (DBA MARKMAN PRODUCTIONS)		CASH MARKMAN (DBA MARKMAN PRODUCTIONS)	BROADCAST	AMENDMENT TO SHORT FORM CONTENT LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	PLAZA MEDIA TV & FILM PRODUCTION		PLAZA MEDIA TV & FILM PRODUCTION	BROADCAST	PLAYOUT SERVICES OFFER/AGREEMENT /PROPOSAL NUMBER: 110317 C
Penthouse Digital Media Productions Inc.	Canal Satellite Caraibes		CLTC	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNELS CARRIAGE & LICENSE AGREEMENT / NOT SIGNED YET
Penthouse Digital Media Productions Inc.	COLORADO SATELLITE BROADCASTING, INC.		COLORADO SATELLITE BROADCASTING, INC.	LICENSE	LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	COLORADO SATELLITE BROADCASTING, INC.		COLORADO SATELLITE BROADCASTING, INC.	BROADCAST	LICENSE AGREEMENT (9/6/07)
Penthouse Digital Media Productions Inc.	Digital Platform		TDT	BROADCAST	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD CHANNEL)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Penthouse Digital Media Productions Inc.	TDT		TDT	BROADCAST	LICENSE AGREEMENT PENTHOUSE 3D CHANNEL
Penthouse Digital Media Productions Inc.	TDJ		TDJ	BROADCAST	INTERNATIONAL DISTRIBUTION VOD LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	PR Telecom		LSH	BROADCAST	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD CHANNEL)
Penthouse Digital Media Productions Inc.	GERD		GERD	BROADCAST	CHANNEL-SPECIFIC AGREEMENT ON THE DELIVERY OF TELEVISION CHANNELS FOR A TV PLATFORM OFFER UNDER THE FRAME AGREEMENT ON THE DELIVERY OF TELEVISION CHANNELS FOR TV PLATFORM OFFERS
Penthouse Digital Media Productions Inc.	Playboy Latin America		LAPL	BROADCAST	CONTENT EXHIBITION AND TRADEMARK LICENSE TERM SHEET
Penthouse Digital Media Productions Inc.	GERD		GERD	BROADCAST	CONTENT SPECIFIC AGREEMENT ON THE SUPPLY AND LICENSING OF CONTENT UNDER THE FRAME AGREEMENT ON THE SUPPLY AND LICENSING OF CONTENT
Penthouse Digital Media Productions Inc.	Deutsch Telekom		GERD	BROADCAST	FRAME AGREEMENT ON THE SUPPLY AND LICENSING OF VOD CONTENT
Penthouse Digital Media Productions Inc.	GERD		GERD	BROADCAST	FRAME AGREEMENT ON THE DELIVERY OF TELEVISION CHANNELS FOR TV PLATFORM OFFERS
Penthouse Digital Media Productions Inc.	EXQUISITE MULTIMEDIA, INC.		EXQUISITE MULTIMEDIA, INC.	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)
Penthouse Digital Media Productions Inc.	Film Corporation 2000 (Barcelona)		SFC	BROADCAST	VIDEO/BROADCAST LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	COLORADO SATELLITE BROADCASTING, INC.		COLORADO SATELLITE BROADCASTING, INC.	LICENSE	FIRST AMENDMENT TO THE LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	YTT		YTT	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNEL
Penthouse Digital Media Productions Inc.	France Telecom		YTT	BROADCAST	VIDEO ON DEMAND LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	VIASAT		CLOG	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD1 CHANNEL
Penthouse Digital Media Productions Inc.	SEF		SEF	BROADCAST	PENTHOUSE 3D CHANNEL CARRIAGE AGREEMENT
Penthouse Digital Media Productions Inc.	SEF		SEF	BROADCAST	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD CHANNELS)
Penthouse Digital Media Productions Inc.	SEF		SEF	BROADCAST	PENTHOUSE HD CHANNELS CARRIAGE AGREEMENT
Penthouse Digital Media Productions Inc.	SEF		SEF	BROADCAST	LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	SEF		SEF	BROADCAST	AMENDMENT TO LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	SEF		SEF	LICENSE	AMENDMENT TO LICENSE AGREEMENT (06/21/2012)
Penthouse Digital Media Productions Inc.	Digital Platform		TDJ	BROADCAST	AMENDMENT TO INTERNATIONAL DISTRIBUTION VOD LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	NDV		NDV	BROADCAST	VOD LICENSE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Penthouse Digital Media Productions Inc.	Kabel Deutschland		NDV	LICENSE	VOD LICENSE AGREEMENT (FEBRUARY 28, 2012, EFFECTIVE AS OF 03/01/2012)
Penthouse Digital Media Productions Inc.	Konikiee (Netherlands)		NCL	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD1 CHANNEL
Penthouse Digital Media Productions Inc.	LSH		LSH	BROADCAST	LETTER
Penthouse Digital Media Productions Inc.	M7 Group SA		SMT	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNEL
Penthouse Digital Media Productions Inc.	OTE SA (Greece)		GEOM	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD1 CHANNEL
Penthouse Digital Media Productions Inc.	ADDICTIVE ENTERTAINMENT LLC		ADDICTIVE ENTERTAINMENT LLC	BROADCAST	AMENDMENT TO MOBILE CONTENT DISTRIBUTION AGREEMENT (1/1/13)
Penthouse Digital Media Productions Inc.	PARADISE FILM ENTERTAINMENT GMBH		PARADISE FILM ENTERTAINMENT GMBH	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)
Penthouse Digital Media Productions Inc.	Locatel Europe (France)		LET	BROADCAST	VIDEO/BROADCAST LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	LAPL		LAPL	BROADCAST	TECHNICAL SERVICES AGREEMENT
Penthouse Digital Media Productions Inc.	PLAYVISION MEDIA GROUP AG		PLAYVISION MEDIA GROUP AG	BROADCAST	AMENDMENT TO INTERNATIONAL DISTRIBUTION LICENSE
Penthouse Digital Media Productions Inc.	PLAYVISION MEDIA GROUP AG.		PLAYVISION MEDIA GROUP AG.	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)
Penthouse Digital Media Productions Inc.	PRIMETEL PLC		PRIMETEL PLC	BROADCAST	LICENSE AGREEMENT PENTHOUSE HD CHANNEL
Penthouse Digital Media Productions Inc.	PULSE DISTRIBUTION LLC		PULSE DISTRIBUTION LLC	BROADCAST	DEAL MEMO
Penthouse Digital Media Productions Inc.	HBO ole		SWP	BROADCAST	3RD AMENDMENT TO PROGRAM LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	SFR (France)		UPT	BROADCAST	FIRST AMENDMENT TO THE TV LICENSE AGREEMENT EXECUTED ON JANUARY 29TH 2010
Penthouse Digital Media Productions Inc.	SPN		SPN	BROADCAST	LICENSE AGREEMENT "HD1 CHANNEL"
Penthouse Digital Media Productions Inc.	SPN		SPN	BROADCAST	LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	SKY Italia		SPN	LICENSE	LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	TELEFONICA SERVICIOS AUDIOVISUALES, S.A.U	$72,225.56	TELEFONICA SERVICIOS AUDIOVISUALES, S.A.U	BROADCAST	SERVICE AGREEMENT
Penthouse Digital Media Productions Inc.	DEL		DEL	BROADCAST	AMENDMENT TO TERM SHEET AGREEMENT INTERNATIONAL DISTRIBUTION LICENSE SVOD, VOD & PAY TV
Penthouse Digital Media Productions Inc.	DEL		DEL	BROADCAST	TERM SHEET AGREEMENT INTERNATIONAL DISTRIBUTION LICENSE SVOD, VOD & PAY TV
Penthouse Digital Media Productions Inc.	TIRECHEM MANUFACTURING, INC.	$15,050.00	TIRECHEM MANUFACTURING, INC.	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT (INTERNATIONAL)
Penthouse Digital Media Productions Inc.	IN DEMAND LLC		IN DEMAND L L C	LICENSE	AMENDMENT (2/13/12)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Penthouse Digital Media Productions Inc.	CLOG		CLOG	BROADCAST	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD1 CHANNEL)
Penthouse Digital Media Productions Inc.	CLOG		CLOG	LICENSE	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD1 CHANNEL)
Penthouse Digital Media Productions Inc.	CLOG		CLOG	BROADCAST	EXCLUSIVE LICENSE AGREEMENT PENTHOUSE CHANNELS (HD1/HD2/3D)
Penthouse Digital Media Productions Inc.	CLOG		CLOG	LICENSE	EXCLUSIVE LICENSE AGREEMENT PENTHOUSE CHANNELS (HD1/HD2/3D)
Penthouse Digital Media Productions Inc.	CLOG		CLOG	BROADCAST	EXCLUSIVE LICENSE TVOD RIGHTS AGREEMENT
Penthouse Digital Media Productions Inc.	CLOG		CLOG	BROADCAST	LICENSE VOD RIGHTS AGREEMENT
Penthouse Digital Media Productions Inc.	BLIZOO DOOEL		BLIZOO DOOEL	BROADCAST	AMENDMENT TO LICENSE AGREEMENT PENTHOUSE HD CHANNEL (11/1/12)
Penthouse Digital Media Productions Inc.	CABLETEL PRIMA		CABLETEL PRIMA	BROADCAST	AMENDMENT TO LICENSE AGREEMENT PENTHOUSE HD CHANNEL
Penthouse Digital Media Productions Inc.	LSH		LSH	LICENSE	AMENDMENT TO LICENSE AGREEMENT (PENTHOUSE HD CHANNEL) (12/20/2012)
Penthouse Digital Media Productions Inc.	Mantiburi GMBH		MIGER	BROADCAST	PRODUCT LICENSE AGREEMENT
Penthouse Digital Media Productions Inc.	PES PAYROLL		PES PAYROLL	HUMAN RESOURCES	PRODUCTION SERVICES AGREEMENT
Penthouse Digital Media Productions Inc.	KELLY HOLLAND		KELLY HOLLAND	EMPLOYMENT AGREEMENT	OFFER LETTER
Penthouse Digital Media Productions Inc.	RICHARD MCENTEE		RICHARD MCENTEE	EMPLOYMENT AGREEMENT	SALES COMPENSATION PLAN
Penthouse Digital Media Productions Inc.	REVIDEO, INC		REVIDEO, INC	AGREEMENT	INDEPENDENT CONTRATOR AGREEMENT
PerfectMatch Inc.	MANTIS TECHNOLOGY GROUP		MANTIS TECHNOLOGY GROUP	REAL PROPERTY LEASE	SUBLEASE FROM DEBTOR TO MANTIS TECHNOLOGY GROUP: 11121 WILLOWS ROAD NE, SUITE 310, REDMOND, WASHINGTON 98052
PerfectMatch Inc.	LEGACY PARTNERS II REDMOND QUADRANT E, LLC		LEGACY PARTNERS II REDMOND QUADRANT E, LLC	REAL PROPERTY LEASE	OFFICE LEASE:11121 WILLOWS ROAD NE, SUITE 310, REDMOND, WASHINGTON 98052
PerfectMatch Inc.	PAYPAL, INC.		PAYPAL, INC.	MERCHANT AGREEMENTS	PAYPAL MERCHANT FEES
PerfectMatch Inc.	BMO HARRIS BANK N A		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
PerfectMatch Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	ACCOUNTING-AUDITS-FINANCIAL INFORMATION	MERCHANT BANKCARD APPLICATION AND AGREEMENT
PerfectMatch Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT APPLICATION
PerfectMatch Inc.	MERCHANT SERVICES LTD.		MERCHANT SERVICES LTD.	MERCHANT AGREEMENTS	MERCHANT APPLICATION
PerfectMatch Inc.	MONERIS SOLUTIONS, INC. LP & HARRIS N A		MONERIS SOLUTIONS, INC. LP & HARRIS N A	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLLUTIONS AND HARRIS N.A. MERCHANT AGREEMENT
PerfectMatch Inc.	PEPPER SCHWARTZ		DR PEPPER SCHWARTZ	CONTRACT	ENDORSEMENT LETTER

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Playtime Gaming Inc.	HEBAO INTERNATIONAL SHARING CO.		HEBAO INTERNATIONAL SHARING CO.	REAL PROPERTY LEASE	OFFICE LEASE: 10TH FLOOR NO.179, AND 181 SEC. 2, TIDING BLVD., NEIHU DIST., TAIPEI CITY 114 TAIWAN (R.O.C.)
Playtime Gaming Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	MERCHANT PAYMENT CARD APPLICATION/AGREEMENT & ADDENDUM TO THE MERCHANT PAYMENT CARD APPLICATION/AGREEMENT
Playtime Gaming Inc.	AARKI		AARKI	CLICK THROUGH AGREEMENTS	TERMS OF SERVICE (4/1/11)
Playtime Gaming Inc.	FLURRY		FLURRY	CLICK THROUGH AGREEMENTS	OFFERPAGE
Playtime Gaming Inc.	STOCKMUSICSITE.COM		STOCKMUSICSITE.COM	CLICK THROUGH AGREEMENTS	LICENSE AGREEMENT
Playtime Gaming Inc.	TRIAL PAY, INC.		TRIAL PAY, INC.	CLICK THROUGH AGREEMENTS	TERMS OF USE AGREEMENT
Playtime Gaming Inc.	BADOO		BADOO	CLICK THROUGH AGREEMENTS	BADOO PARTNER INTERFACE
PMGI Holdings Inc.	EMEDIA GROUP CORP		EMEDIA GROUP CORP	BROADCAST	SHORT FORM CONTENT LICENSE AGREEMENT
PMGI Holdings Inc.	GRM INFORMATION MANAGEMENT SERVICES	$1,180.25	GRM INFORMATION MANAGEMENT SERVICES	FACILITIES	DOCUMENT STORAGE AGREEMENT
PMGI Holdings Inc.	IRON MOUNTAIN		IRON MOUNTAIN INCORPORATED	FACILITIES	CUSTOMER AGREEMENT
PMGI Holdings Inc.	MAIL FINANCEA NEOPOST USA COMPANY		NEOPOST USA INC	FACILITIES	MAILFINANCE LEASE AGREEMENT
PMGI Holdings Inc.	BMS TENANT SERVICES LLC		BMS TENANT SERVICES LLC	FACILITIES	14TH FLOOR CONTRACT SERVICES
PMGI Holdings Inc., Various, Inc.	LASHBACK LLC & RETURN PATH, INC.		LASHBACK LLC	OPERATIONS	MASTER SERVICES AGREEMENT
Pure Entertainment Telecommunications, Inc.	FRONTIER	$62.91	FRONTIER CREDIT, INC. (NTS AFFILIATE)	SERVICE	800 ASSURED PAYMENT AGREEMENT (TYPE 3) - EXCLUSIVE MARKETING AGENCY (AGREEMENT NUMBER 0606-2508)
Pure Entertainment Telecommunications, Inc.	FRONTIER		FRONTIER CREDIT, INC. (NTS AFFILIATE)	SERVICE	LETTER DATED 1/20/2010 RE: 800 ASSURED PAYMENT PROGRAM AGREEMENT (NOT FULLY EXECUTED)
Pure Entertainment Telecommunications, Inc.	FRONTIER		FRONTIER CREDIT, INC. (NTS AFFILIATE)	SERVICE	NTS LETTER IP NOTICE DATED 9/27/2012 RE: CC TRANSACTIONS/CHARGING HIGHER PERCENTAGE.
Pure Entertainment Telecommunications, Inc.	NETWORK TELEPHONE SERVICES, INC.		NETWORK TELEPHONE SERVICES, INC.	PUBLICATION	LETTER AGREEMENT SETTING FORTH MATERIAL TERMS FOR TEMPORARY WORKING AGREEMENT (6/30/06)
Pure Entertainment Telecommunications, Inc.	FRONTIER		FRONTIER CREDIT, INC.	PUBLICATION	800 ASSURED PAYMENT AGREEMENT (TYPE3) EXCLUSIVE MARKETING AGENCY AGREEMENT NUMBER: 0606-2508
Pure Entertainment Telecommunications, Inc.	NETWORK TELEPHONE SERVICES, INC.		NETWORK TELEPHONE SERVICES, INC.	PUBLICATION	NETWORK TELEPHONE SERVICES 900 TELCO ASSURED PAYMENT PROGRAM AGREEMENT (TYPE 3) - INFORMATION PROVIDER AGREEMENT
Pure Entertainment Telecommunications, Inc.	NETWORK TELEPHONE SERVICES, INC.		NETWORK TELEPHONE SERVICES, INC.	PUBLICATION	LETTER AGREEMENT SETTING FORTH TERMS OF NEW MASTER AGREEMENT (11/1/6)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Pure Entertainment Telecommunications, Inc.	FRONTIER		FRONTIER CREDIT, INC.	PUBLICATION	800 ASSURED PAYMENT PROGRAM AGREEMENT ON IP AGREEMENT NO. 0911-2629 BETWEEN FCI & PET INC.
Pure Entertainment Telecommunications, Inc.	NETWORK TELEPHONE SERVICES, INC.		NETWORK TELEPHONE SERVICES, INC.	PUBLICATION	LETTER - RATE CHANGE NOTIFICATION (9/27/12)
Pure Entertainment Telecommunications, Inc.	XIP SERVICES INC.		XIP SERVICES INC.	PUBLICATION	WHOLESALE PAY PER CALL AGREEMENT
Streamray Inc.	GLOBAL ADULT BILLING LTD.		GLOBAL ADULT BILLING LTD.	MERCHANT AGREEMENTS	HEADS OF AGREEMENT SMS AND PHONE BILLING
Streamray Inc.	ALLOPASS, A DIVISION OF GROUPE HI-MEDIA USA, INC.		ALLOPASS, A DIVISION OF GROUPE HI-MEDIA USA, INC.	MERCHANT AGREEMENTS	MERCHANT TERMS AND CONDITIONS
Streamray Inc.	INTERSPHERE PAYMENTS LTD		INTERSPHERE PAYMENTS LTD	MERCHANT PROCESSING	INTERSPHERE PAYMENTS LTD. PAYMENT PROCESSING SERVICE AGREEMENT
Streamray Inc.	WEBBILLING.COM B V		WEBBILLING.COM B V	MERCHANT AGREEMENTS	EUROPEAN DIRECT DEBIT CONTRACT
Streamray Inc.	BMO HARRIS BANK N A		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
Streamray Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	ADDENDUM TO MERCHANT BANKCARD AGREEMENT +APPLICATION AND AGREEMENT + RESERVE ACKNOWLEDGEMENT AND ACCEPTANCE
Streamray Inc.	CARDINAL COMMERCE		CARDINAL COMMERCE	MERCHANT AGREEMENTS	SOFTWARE LICENSE AND MERCHANT REGISTRATION FORM
Streamray Inc.	NETBILLING, INC.		NETBILLING, INC.	MERCHANT AGREEMENTS	INTERNET MERCHANT SERVICES AGREEMENT
Streamray Inc.	EPOCH		EPOCH	MERCHANT AGREEMENTS	EPOCH ACCOUNT AUTHORIZATION - CUNNINGHAM
Streamray Inc.	EPOCH		EPOCH	MERCHANT AGREEMENTS	EPOCH ACCOUNT AUTHORIZATION - PREVIATE
Streamray Inc.	EPOCH		EPOCH	MERCHANT AGREEMENTS	EPOCH ACCOUNT AUTHORIZATION - SHASHOUA
Streamray Inc.	EPOCH		EPOCH	MERCHANT AGREEMENTS	LICENSE ADDENDUM
Streamray Inc.	EPOCH		EPOCH	MERCHANT AGREEMENTS	UNIVERSAL SERVICES AGREEMENT
Streamray Inc.	GENERATION TECHNOLOGIES (DBA DEBITWAY.CA)		GENERATION TECHNOLOGIES (DBA DEBITWAY.CA)	MERCHANT AGREEMENTS	MERCHANT AGREEMENT
Streamray Inc.	ISN BANK		ISN BANK	MERCHANT AGREEMENTS	BANK WIRE AUTHORIZATION
Streamray Inc.	MERRICK BANK		MERRICK BANK	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Streamray Inc.	MONERIS SOLUTIONS, INC. LP AND HARRIS N A		MONERIS SOLUTIONS, INC. LP AND HARRIS N A	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLUTIONS AND HARRIS N.A. MERCHANT AGREEMENT
Streamray Inc.	SEGREGATED PAYMENTS, INC. (DBA SEGPAY)		SEGREGATED PAYMENTS, INC. (DBA SEGPAY)	MERCHANT AGREEMENTS	SERVICE AGREEMENT
Streamray Inc.	USEMYSERVICE INC.		USEMYSERVICE INC.	MERCHANT AGREEMENTS	PAYMENT SERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Streamray Inc.	VERIFI, INC.		VERIFI, INC.	MERCHANT AGREEMENTS	FIRST ADDENDUM TO SERVICES AGREEMENT
Streamray Inc.	VERIFI, INC.		VERIFI, INC.	MERCHANT AGREEMENTS	SERVICES AGREEMENT
Streamray Inc.	NATIONAL BANK OF THE REDWOODS		NATIONAL BANK OF THE REDWOODS	MERCHANT AGREEMENTS	NAME CHANGE REQUEST
Streamray Inc.	NATIONAL BANK OF REDWOOD		NATIONAL BANK OF REDWOOD	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Streamray Inc.	WEST AMERICA BANK/SIGNATURE CARD SERVICE		WEST AMERICA BANK/SIGNATURE CARD SERVICE	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Streamray Inc.	WEST AMERICA BANK		WEST AMERICA BANK	MERCHANT AGREEMENTS	CONTINUING GUARANTY
Streamray Inc.	VERIFI, INC.		VERIFI, INC.	MERCHANT AGREEMENTS	SERVICES AGREEMENT
Streamray Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	GUARANTY	RESERVE/ACH HOLD ACKNOWLEDGEMENT AND ACCEPTANCE
Streamray Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	MERCHANT CARD APPLICATION/AGREEMENT
Streamray Inc.	CLICKANDBUY INTENATIONAL LTD.		CLICKANDBUY INTENATIONAL LTD.	MERCHANT AGREEMENTS	COOPERATION AGREEMENT EXECUTION OF TERMS AND CONDITIONS
Streamray Inc.	CLICKANDBUY INTERNATIONAL LTD		CLICKANDBUY INTERNATIONAL LTD	MERCHANT AGREEMENTS	COOPERATION AGREEMENT EXECUTION OF TERMS AND CONDITIONS
Streamray Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	RESERVE/ACH HOLD ACKNOWLEDGEMENT AND ACCEPTANCE
Streamray Inc.	AGX NETWORK, LLC		AGX NETWORK, LLC	ADULT DATING	ADDENDUM TO THE BROADCAST AGREEMENT
Streamray Inc., Various, Inc.	MERCHANT CHOICE PAYMENT SOLUTIONS & WOODFOREST NATIONAL BANK		MERCHANT CHOICE PAYMENT SOLUTIONS	MERCHANT AGREEMENTS	MERCHANT PAYMENT CARD APPLICATION AGREEMENT
Streamray Studios Inc.	NBP PARTNERS I, LLC		NBP PARTNERS I, LLC	REAL PROPERTY LEASE	OFFICE LEASE:19749 DEARBORN STREET, CHATSWORTH, CA
Streamray Studios Inc.	1726 PRODUCCIONES		1726 PRODUCCIONES	BROADCAST	PRODUCTION SERVICES AGREEMENT
Streamray Studios Inc.	LALY PRODUCTION LLC		LALY PRODUCTION LLC	BROADCAST	AMENDMENT TO FILM ACQUISITION AGREEMENT
Streamray Studios Inc.	LALY PRODUCTION LLC		LALY PRODUCTION LLC	BROADCAST	FILM ACQUISITION AGREEMENT
Streamray Studios Inc.	BEHR ENTERTAINMENT LTD.	$8,806.10	BEHR ENTERTAINMENT LTD.	BROADCAST	SALES AGENT AGREEMENT
Streamray Studios Inc.	TIRECHEM MANUFACTURING, INC.		TIRECHEM MANUFACTURING, INC.	BROADCAST	FILM ACQUISITION AGREEMENT
Streamray Studios Inc.	CHRISTIAN CIPRIANI RESTREPO DBA 1726 PRODUCCIONES		CHRISTIAN CIPRIANI RESTREPO DBA 1726 PRODUCCIONES	SERVICE	PRODUCTION SERVICES AGREEMENT: 1726 PRODUCCIONES/STREAMRAY STUDIOS INC.
Streamray Studios Inc.	PES PAYROLL		PES PAYROLL	HUMAN RESOURCES	PRODUCTION SERVICES AGREEMENT
Streamray Studios Inc.	SYCOMP A TECHNOLOGY COMPANY		SYCOMP A TECHNOLOGY COMPANY	OPERATIONS	MASTER SERVICES AGREEMENT
Streamray Studios Inc.	SYCOMP A TECHNOLOGY COMPANY		SYCOMP A TECHNOLOGY COMPANY	OPERATIONS	STATEMENT OF WORK (IBM SONAS TAPE SOLUTIONS)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Streamray Studios Inc.	STERICYCLE, INC.		STERICYCLE, INC.	HUMAN RESOURCES	SERVICE AGREEMENT
Streamray Studios Inc.	STERICYCLE		STERICYCLE	SERVICE	STERI-SAFE SERVICE AGREEMENT
Streamray Studios Inc.	COMMERCIAL CONTROLS CORP.		COMMERCIAL CONTROLS CORP.	FACILITIES	ALARM SYSTEM PURCHASE AND SERVICES AGREEMENT
Streamray Studios Inc.	PYROTECTION SPECIALISTS, INC.		PYROTECTION SPECIALISTS, INC.	FACILITIES	FIRE ALARM MAINTENANCE AGREEMENT
Streamray Studios Inc.	FAHRENHEIT HEATING & AIR CONDITIONING INC.	$2,200.00	FAHRENHEIT HEATING & AIR CONDITIONING INC.	FACILITIES	PREVENTIVE MAINTENCE SERVICE AGREEMENT
Streamray Studios Inc.	HOLLYWOOD VAULTS INC	$710.00	HOLLYWOOD VAULTS INC	FACILITIES	INVOICE
Streamray Studios Inc.	ORKIN PEST CONTROL	$481.40	ORKIN	FACILITIES	COMMERCIAL SERVICE AGREEMENT
Tan Door Media Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION AND AGREEMENT
Tan Door Media Inc.	BMO HARRIS BANK N A		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
Tan Door Media Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION AND AGREEMENT
Tan Door Media Inc.	MONERIS SOLUTIONS, INC. LP AND HARRIS N A		MONERIS SOLUTIONS, INC. LP AND HARRIS N A	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLUTIONS AND HARRIS N.A. MERCHANT AGREEMENT
Various, Inc.	BATTON ASSOCIATES, LLC	$13,295.81	BATTON ASSOCIATES, LLC	REAL PROPERTY LEASE	OFFICE LEASE: 220 HUMBOLDT COURT SUNNYVALE, CA 94089
Various, Inc.	IVAN ATANASOV		IVAN ATANASOV	CONSULTING AGREEMENT	LETTER AGREEMENT RE: CONSULTING AGREEMENT OF APRIL 26, 2010 AND AMENDED BY LETTER AGREEMENT APRIL 26, 2011
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCAATION ORDERS (DUBAI, SHANGHAI)
Various, Inc.	GEMISYS CORPORATION & TCA FINANCIAL CORPORATION		GEMISYS CORPORATION & TCA FINANCIAL CORPORATION	INDEPENDENT CONTRACTOR AGMNTS	INDEMNIFICATION AGREEMENT
Various, Inc.	BGW ENTERPRISES, INC.		BGW ENTERPRISES, INC.	ADULT DATING	CONTENT LICENSING AGREEMENT
Various, Inc.	CUSTOMER ACQUISITION GROUP, INC. (DBA FELD)		CUSTOMER ACQUISITION GROUP, INC. (DBA FELD)	MARKETING	ADDENDUM TO THE MEDIA BUY AUTHORIZATION
Various, Inc.	CUSTOMER ACQUISITION GROUP INC		CUSTOMER ACQUISITION GROUP INC	MARKETING	TELEVISION COMMERCIAL PRODUCTINO AND ADVERTISING PLACEMENT AGREEMENT
Various, Inc.	GLOBAL ADULT BILLING LTD.		GLOBAL ADULT BILLING LTD.	MERCHANT AGREEMENTS	SMS BILLING AGREEMENT
Various, Inc.	MINERVA DATA BRASIL SOLUCOES DE PAGAMENTO LTDA		MINERVA DATA BRASIL SOLUCOES DE PAGAMENTO LTDA	MERCHANT AGREEMENT	MERCHANT APPLICATION
Various, Inc.	ALLOPASS, A DIVISION OF GROUPE HI-MEDIA USA, INC.		ALLOPASS, A DIVISION OF GROUPE HI-MEDIA USA, INC.	MERCHANT AGREEMENTS	MERCHANT TERMS AND CONDITIONS
Various, Inc.	ST KITTS NATIONAL BANK		ST KITTS NATIONAL BANK	MERCHANT AGREEMENTS	MERCHANT PROCESSING APPLICATION
Various, Inc.	WEBBILLING.COM B V		WEBBILLING.COM B V	MERCHANT AGREEMENTS	CONTRACT FORM "EUROPEAN DIRECT DEBIT"
Various, Inc.	PAYPAL, INC.		PAYPAL, INC.	MERCHANT AGREEMENTS	PAYPAL MERCHANT FEES

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	PAYPAL, INC.		PAYPAL, INC.	MERCHANT AGREEMENTS	PAYPAL WEBSITE PAYMENTS AND VIRTUAL TERMINAL AGREEMENT
Various, Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION AND AGREEMENT (w/ Term and Amendment, 5/24/12)
Various, Inc.	BMO HARRIS BANK N A		BMO HARRIS BANK N A	MERCHANT AGREEMENTS	PAYMENT AND PERFORMANCE GUARANTY AGREEMENT
Various, Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT BANKCARD APPLICATION AND AGREEMENT (2/6/08)
Various, Inc.	C/O HARRIS N A		C/O HARRIS N A	MERCHANT AGREEMENTS	ADDENDUM AND MERCHANT BANKCARD APPLICATION AND AGREEMENT
Various, Inc.	2000 CHARGE, INC.		2000 CHARGE, INC.	MERCHANT AGREEMENTS	CLIENT SERVICES AGREEMENT
Various, Inc.	ALIPAY.COM CO. LTD		ALIPAY.COM CO. LTD	MERCHANT PROCESSING	ALIPAY SERVICE CONTRACT
Various, Inc.	ALIPAY.COM CO , LTD.		ALIPAY.COM CO , LTD.	SETTLEMENT MODEL	ALIPAY SERVICE CONTRACT
Various, Inc.	ALIPAY.COM CO., LTD		ALIPAY.COM CO., LTD	MERCHANT AGREEMENTS	SERVICES CONTRACT + SETTLEMENT MODEL + SUPPLEMENTARY AGREEMENT
Various, Inc.	AXCESS MERCHANT SERVICE LIMITED		AXCESS MERCHANT SERVICES LTD.	MERCHANT AGREEMENTS	GATEWWAY AGREEMENT
Various, Inc.	CCBILL LLC		CCBILL LLC	MERCHANT AGREEMENTS	MERCHANT PROCESSING AGREEMENT +ADDENDUM TO MERCHANT PROCESSING AGREEMENT
FRNK Technology Group	CCBILL LLC		CCBILL LLC	MERCHANT AGREEMENTS	CLIENT VERIFICATION & TERMS AND CONDITIONS
FRNK Technology Group	CCBILL LLC		CCBILL LLC	MERCHANT AGREEMENTS	APPLICATIONS AND TERMS AND CONDITIONS
Various, Inc.	NETBILLING		NETBILLING	MERCHANT AGREEMENTS	INTERNET MERCHANT SERVICES AGREEMENT
Various, Inc.	EBILLME INC.		EBILLME INC.	MERCHANT AGREEMENTS	MERCHANT AGREEMENT
Various, Inc.	GENERATION TECHNOLOGIES (DBA DEBITWAY.CA)		GENERATION TECHNOLOGIES (DBA DEBITWAY.CA)	MERCHANT AGREEMENTS	MERCHANT AGREEMENT
Various, Inc.	GLOBAL CHARGE PHONE PAYMENTS		GLOBAL CHARGE PHONE PAYMENTS	MERCHANT AGREEMENTS	MERCHANT APPLICATION FORM
Various, Inc.	ITELEBILL/PHONE PAY PLUS		ITELEBILL/PHONE PAY PLUS	MERCHANT AGREEMENTS	RESPONSIBILIY FOR FULFILLMENT OF THE CONDITIONS OF A PERMISSIONS CERTIFICATE
Various, Inc.	MERCHANT SERVICES LTD.		MERCHANT SERVICES LTD.	MERCHANT AGREEMENTS	INTERNATIONAL MERCHANT APPLICATION
Various, Inc.	MERRICK BANK CORPORATION		MERRICK BANK CORPORATION	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Various, Inc.	MONERIS SOLUTIONS, INC. LP AND HARRIS N A		MONERIS SOLUTIONS, INC. LP AND HARRIS N A	MERCHANT AGREEMENTS	AMENDMENT TO MONERIS SOLUTIONS AND HARRIS N.A. MERCHANT AGREMEENT
Various, Inc.	PROCESS AMERICA		PROCESS AMERICA	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Various, Inc.	SEGREGATED PAYMENTS, INC. (DBA SEGPAY)		SEGREGATED PAYMENTS, INC. (DBA SEGPAY)	MERCHANT AGREEMENTS	SERVICE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	SMILE TELECOM S L /LATAM BILLING		SMILE TELECOM S L /LATAM BILLING	MERCHANT AGREEMENTS	SERVICES AGREEMENT
Various, Inc.	TRUSTCASH HOLDINGS INC.		TRUSTCASH HOLDINGS INC.	MERCHANTS AGREEMENT	MERCHANT SERVICE AGREEMENT
Various, Inc.	USEMYSERVICES INC.		USEMYSERVICES INC.	MERCHANT AGREEMENTS	PAYMENT SERVICES AGREEMENT
Various, Inc.	VERIFI, INC.		VERIFI, INC.	MERCHANT AGREEMENTS	SERVICES AGREEMENT
Various, Inc.	VERIFI, INC.		VERIFI, INC.	MERCHANT AGREEMENTS	FIRST ADDENDUM TO SERVICES AGREEMENT
Various, Inc.	WEST AMERICA BANK		WEST AMERICA BANK	GUARANTY	CONTINUING GUARANTY
Various, Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	CONTRACT	AMENDMENT TO THE MERCHANT BANKCARD AGREEMENT
Various, Inc.	WOODFOREST NATIONAL BANK		WOODFOREST NATIONAL BANK	MERCHANT AGREEMENTS	RESERVE/ACH HOLD ACKNOWLEDGEMENT AND ACCEPTANCE
Various, Inc.	MERCHANT`S CHOICE PAYMENT SOLUTIONS		MERCHANT`S CHOICE PAYMENT SOLUTIONS	MERCHANT PROCESSING	MERCHANT PAYMENT CARD APPLICATION/AGREEMENT
Various, Inc.	CLICKANDBUY INTENATIONAL LTD.		CLICKANDBUY INTENATIONAL LTD.	MERCHANT AGREEMENTS	COOPERATION AGREEMENT EXECUTION OF TERMS AND CONDITIONS
Various, Inc.	CLICKANDBUY INTENATIONAL LTD.		CLICKANDBUY INTENATIONAL LTD.	MERCHANT AGREEMENTS	COOPERATION AGREEMENT EXECUTION OF TERMS AND CONDITIONS
Various, Inc.	GLOBAL COLLECT SERVICES B V		GLOBAL COLLECT SERVICES B V	GLOBAL COLLECT SERVICES	MERCHANT AGREEMENT
Various, Inc.	GLOBAL COLLECT SERVICES B V		GLOBAL COLLECT SERVICES B V	MERCHANT AGREEMENTS	MERCHANT APPLICATION FORM 5.2
Various, Inc.	ADP, INC.		ADP, INC.	HUMAN RESOURCES	HR BENEFTS ADDENDUM TO MAJOR ACCOUNT SERVICE AGREEMENT
Various, Inc.	ADP, INC.		ADP, INC.	CONTRACT	HR BENEFITS ADDENDUM TO MAJOR ACCOUNT SERVICE AGREEMENT
Various, Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	NOTIFICATION OF RENEWAL RATES
Various, Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	THIRD PARTY ADMINISTRATOR ADMINISTRATIVE SERVICE AGREEMENT S125 FLEXIBLE BENEFITS CAFETERIA PLAN
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	FLEXIBLE SPENDING ACCOUNTS	THIRD PARTY ADMINISTRATOR ADMINISTRATIVE SERVICE AGREEMENT S125 FLEXIBLE BENEFITS CAFETERIA PLAN
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	THIRD PARTY ADMINSTRATIVE SERVICES AGREEMENT COBRA PLAN
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	NOTIFICATION OF RENEWAL RATES COBRA
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	AMENDMENT TO THE CAFETERIA PREMIUMN REDUCTION OPTION PLUS FLEXIBLE SPENDING ACCOUNTS PLAN DOCUMENT AS ADOPTED BY FRIENDFINDER NETWORKS INC.
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	NOTIFICATION OF RENEWAL RATES S125 FLEXIBLE BENEFITS CAFETERIA PLAN

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
FriendFinder Networks Inc.	CHARD SNYDER & ASSOCIATES, INC.		CHARD SNYDER & ASSOCIATES, INC.	HUMAN RESOURCES	BUSINESS ASSOCIATE AGREEMENT
Various, Inc.	MICHAEL MCNICHOLAS		MICHAEL MCNICHOLAS	EMPLOYMENT AGREEMENT	OFFER LETTER
Various, Inc.	JING SHEN		JING SHEN	EMPLOYMENT AGREEMENT	OFFER LETTER
Various, Inc.	MYRA TALLERICO		MYRA TALLERICO	EMPLOYMENT AGREEMENT	OFFER OF EMPLOYMENT
Various, Inc.	ROGER LERRICK		ROGER LERRICK	EMPLOYMENT AGREEMENT	OFFER OF EMPLOYMENT
Various, Inc.	DAVID DEMPSEY		DAVID DEMPSEY	EMPLOYMENT AGREEMENT	OFFER LETTER
Various, Inc.	CONAL CUNNINGHAM		CONAL CUNNINGHAM	EMPLOYMENT AGREEMENT	OFFER LETTER
Various, Inc.	DAVID STRUCK		DAVID STRUCK	EMPLOYMENT AGREEMENT	LETTER OF TRANSFER OF POSITION
Various, Inc.	GARY YEH		GARY YEH	EMPLOYMENT AGREEMENT	LETTER OF TRANSFER OF POSITION
Various, Inc.	HINOK MEDIA, INC. AND ANDREW CONRU		HINOK MEDIA, INC. AND ANDREW CONRU	INDEPENDENT CONTRACTOR AGMNTS	LETTER AGREEMENT RE: TERMS OF SECTION 10.3 OF THE AMENDMENT TO STOCK PURCHASE AGREEMENT DATED DECEMBER 6, 2007 AND CLARIFICATION OF PAYMENT AMOUNTS
Various, Inc.	HINOK MEDIA INC.		HINOK MEDIA INC.	INDEPENDENT CONTRACTOR AGMNTS	AMENDMENT NO. 2 TO INDEPENDENT CONTRACTOR AGREEMENT, ASSIGNMENT AND LIMITED WAIVER
Various, Inc.	HINOK MEDIA INC.		HINOK MEDIA INC.	INDEPENDENT CONTRACTOR AGMNTS	INDEPENDENT CONTRACTOR AGREEMENT
Various, Inc.	LEGENDARY TECHNOLOGY INC.		LEGENDARY TECHNOLOGY INC.	INDEPENDENT CONTRACTOR AGMNTS	AMENDMENT NO. 1 TO INDEPENDENT CONTRACTOR AGREEMENT
Various, Inc.	LEGENDARY TECHNOLOGY INC.		LEGENDARY TECHNOLOGY INC.	INDEPENDENT CONTRACTOR AGMNTS	INDEPENDENT CONTRACTOR AGREEMENT
Various, Inc.	IVAN ATANASOV		IVAN ATANASOV	CONSULTING AGREEMENT	LETTER AGREEMENT RE: CONSULTING AGREEMENT OF APRIL 26, 2010 AND AMENDED BY LETTER AGREEMENT APRIL 26, 2011 AND FURTHER AMENDED APRIL 25, 2012
Various, Inc.	IVAN ATANASOV		IVAN ATANASOV	CONSULTING AGREEMENT	LETTER AGREEMENT RE: CONSULTING AGREEMENT OF APRIL 26, 2010 AND AMENDED BY LETTER AGREEMENT APRIL 26, 2011
Various, Inc.	IVAN ATANASOV		IVAN ATANASOV	CONSULTING AGREEMENT	CONSULTING AGREEMENT WITH W9 FORM
Various, Inc.	LORI SELKE		LORI SELKE	INDEPENDENT CONTRACTOR AGMNTS	INDEPENDENT CONTRACTOR AGREEMENT
Various, Inc.	SAVVIS	$5,715.05	SAVVIS INC.	OPERATIONS	MASTERSERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Fierce Wombat Games Inc.	SAVVIS COMMUNICATION CORPORATION		SAVVIS INC.	SERVICE AGREEMENT	SAVVIS MASTER SERVICES AGREEMENT
Fierce Wombat Games Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	MASTER SERVICES AGREEMENT
Fierce Wombat Games Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	FIRST AMENDMENT TO MASTER SERVICES AGREEMENT
Fierce Wombat Games Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER AND SAVVIS MASTER SERVICES AGREEMENT (1170033, ORD1170132)
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE SCHEDULE (1170033-001)
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER (1277077)
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	ARGUS PAYMENTS	CONSENT AND AGREEMENT
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER (1170132)
Argus Payments Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SAVVIS MASTER SERVICES AGREEMENT
Various, Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	MASTER SERVICES AGREEMENT (MSA1061607)/SERVICE ORDER
Various, Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER (ORD 1295796)
Various, Inc.	SAVVIS INC.		SAVVIS INC.	OPERATIONS	SERVICE ORDER (ENVISION_POWER MOVE)
Various, Inc.	EQUINIX OPERATING CO. LLC		EQUINIX OPERATING CO. LLC	OPERATIONS	SERVICE ORDER AMENDMENT (S-122170)
Various, Inc.	EQUINIX OPERATING CO. LLC		EQUINIX OPERATING CO. LLC	OPERATIONS	REPLACEMENT SERVICE ORDER (SERVICE ORDER # S-109341)
Various, Inc.	EQUINIX OPERATING CO. LLC		EQUINIX OPERATING CO. LLC	OPERATIONS	GLOBAL TERMS AND CONDITIONS
Various, Inc.	EQUINIX OPERATING CO. INC		EQUINIX OPERATING CO. INC	OPERATIONS	MASTER SERVICES AGREEMENT
Various, Inc.	EQUINIX OPERATING CO. LLC		EQUINIX OPERATING CO. LLC	OPERATIONS	REPLACEMENT SERVICE ORDER (SERVICE ORDER # S-128246)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS

CO-LOCATION ORDERS (SAO PAULO, BEIJING, SINGAPORE, BERLIN, TOKYO, LOS ANGELES, HONG KONG, CAIRO, ISTANBUL, MADRID, DALLAS, SEATTLE, NEW YORK, SAN FRANCISCO, MANILA, MANCHESTER, MIAMI, MILAN, MUMBAI, PRAGUE, MEXICO CITY, MOSCOW)

Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (VIENNA, CHICAGO, TEL AVIV, MANILA)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (SINGAPORE, BEIJING, SYDNEY, TORONTO, LOS ANGELES, MILAN)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (DENMARK, PUERTO RICO)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (JOHANNESBURG, HAWAII, NAIROBI)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (MANCHESTER (UK), SAO PAULO, CAIRO, HONG KONG, SAN FRANCISCO)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (PUERTO RICO)

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (PRAGUE, MADRID, MEXICO CITY, TAIPEI)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (NEW YORK, DALLAS, SEATTLE, TOKYO, BERLIN)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (BALTIMORE, DENVER, VANCOUVER, SANTIAGO, PHONENIX, KARACHI, NAIROBI, HAWAII, JOHANNESBURG)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (TAIPEI, TEL AVIV, CHICAGO, VIENNA, TORONTO, SYDNEY)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (DUBAI, SHANGHAI)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS & TECHNOLOGY	CO-LOCATION ORDER FORM (SHANGHAI)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (COPENHAGEN)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (COPENHAGEN, DENVER, BALTIMORE)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (VANCOUVER, SANTIAGO, PHOENIX, KARACHI)
Various, Inc.	SUBLIME IP EUROPE PTY LTD.		SUBLIME IP EUROPE PTY LTD.	OPERATIONS	CO-LOCATION ORDERS (MOSCOW, ISTANBUL, MIAMI, MUMBAI)
Various, Inc.	STARFIELD TECHNOLOGIES		STARFIELD TECHNOLOGIES	OPERATIONS	EXTENDED VALIDATION CERTIFICATE SUBSCRIBER AGREEMENT
Various, Inc.	DOTSTER		DOTSTER	CONTRACT	DOMAIN REGISTRATION
Various, Inc.	123-REG.CO.UK		123-REG.CO.UK	CONTRACT
Various, Inc.	TAYLOR, DAVID		TAYLOR, DAVID	OPERATIONS	AGREEMENT TO ACT AS AFNIC ADMINSTRATIVE-CONTACT RE MARK MONITOR REGISTRATIONS
Various, Inc.	NETWORK SOLUTIONS, LLC		NETWORK SOLUTIONS, LLC	DOMAIN SERVICES	UNAVAILABLE
Various, Inc.	MAKTIG LTD		MAKTIG LTD	OPERATIONS	INDEPENDENT CONTRACTOR AGREEMENT
Various, Inc.	ACQUIRE THIS NAME, INC.		ACQUIRE THIS NAME, INC.	OPERATIONS	DOMAIN NAME REGISTRATION PURCHASE AND SALE AGREEMENT
Various, Inc.	CLIFF HICKS		CLIFF HICKS	OPERATIONS	DOMAIN NAME PURCHASE AGREEMENT
Various, Inc.	INTERNATIONAL BUSINESS MACHINES CORPORATION		INTERNATIONAL BUSINESS MACHINES CORPORATION	OPERATIONS	AMENDMENT NO.2 TO ISLO APPENDIX - ATTACHMENT B
Various, Inc.	INTERNATIONAL BUSINESS MACHINES CORPORATION		INTERNATIONAL BUSINESS MACHINES CORPORATION	OPERATIONS	INTERNATIONAL PASSPORT ADVANTAGE AGREEMENT - ENROLLMENT FORM
Various, Inc.	INTERNATIONAL BUSINESS MACHINES CORPORATION		INTERNATIONAL BUSINESS MACHINES CORPORATION	OPERATIONS	INTERNATIONAL PASSPORT ADVANTAGE AGREEMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORDERING DOCUMENT +AGREEMENT AND MODIFICATIONS TO THE AGREEMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORACLE LICENSE AND SERVICES AGREEMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORDERING DOCUMENT +AGREEMENT AND MODIFICATIONS TO THE AGREEMENT + ORACLE LICENSE AND SERVICES AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORACLE SOFTWARE AS A SERVICE ORDERING DOCUMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	GENERAL TERMS + SCHEDULE H - HARDWARE + SCHEDULE P - PROGRAM +
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	EXECUTABLE QUOTE + AGREEMENT AND MODIFICATIONS TO THE AGREEMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORDERING DOCUMENT +AGREEMENT AND MODIFICATIONS TO THE AGREEMENT + ORACLE LICENSE AND SERVICES AGREEMENT
Various, Inc.	ORACLE AMERICA, INC.		ORACLE AMERICA, INC.	OPERATIONS	ORDERING DOCUMENT +AGREEMENT AND MODIFICATIONS TO THE AGREEMENT + ORACLE LICENSE AND SERVICES AGREEMENT
Various, Inc.	CDW		CDW	OPERATIONS	SMARTNET RENEWAL SPREADSHEET
Various, Inc.	ADOBE SYSTEMS INCORPORATED		ADOBE SYSTEMS INCORPORATED	OPERATIONS	ADOBE GENERAL TERMS OF USE
Various, Inc.	ATLASSIAN		ATLASSIAN	OPERATIONS	QUOTE AND ORDER FORM (JIRA ENTERPRISE - COMMERICAL LICENSE)
Various, Inc.	CITRIX ONLINE		CITRIX ONLINE	OPERATIONS	ONLINE SUBSCRIPTION AGREEMENT: TERMS OF SERVICE
Various, Inc.	ADOBE SYSTEMS INCORPORATED		ADOBE SYSTEMS INCORPORATED	OPERATIONS	MASTER AGREEMENT FOR CONFIDENTIALITY OF NON-TECHNICAL INFORMATION AND SPECIFIED TECHNICAL INFORMATION
Various, Inc.	ADOBE SYSTEMS INCORPORATED		ADOBE SYSTEMS INCORPORATED	OPERATIONS	ENTERPRISE TERM LICENSE AGREEMENT
Various, Inc.	ATLASSIAN PTY LTD.		ATLASSIAN PTY LTD.	SOFTWARE	QUOTE AND ORDER FORM (JIRA ENTERPRISE - COMMERICAL LICENSE)
Various, Inc.	403 LABS, LLC		403 LABS, LLC	OPERATIONS	MASTER SERVICES AGREEMENT
Various, Inc.	403 LABS, LLC		403 LABS, LLC	OPERATIONS	EXTERNAL PENETRATION TESTING
Argus Payments Inc.	403 LABS, LLC		403 LABS, LLC	OPERATIONS	MASTER SERVICES AGREEMENT
Various, Inc.	STRIKEIRON, INC.		STRIKEIRON, INC.	OPERATIONS	WEB SERVICES USAGE AGREEMENT
Various, Inc.	NATIONAL CENTER FOR MISSING AND EXPLOITED CHILDREN		NATIONAL CENTER FOR MISSING AND EXPLOITED CHILDREN	OPERATIONS	MEMORANDUM OF UNDERSTANDING
Various, Inc.	NATIONAL CENTER FOR MISSING AND EXPLOITED CHILDREN		NATIONAL CENTER FOR MISSING AND EXPLOITED CHILDREN	OPERATIONS	SUBLICENSE AGREEMENT
Various, Inc.	CITRIX ONLINE LLC		CITRIX ONLINE LLC	SOFTWARE	ONLINE SUBSCRIPTION AGREEMENT: TERMS OF SERVICE
Various, Inc.	CITRIX		CITRIX	OPERATIONS	CITRIX MAINTENANCE PROGRAM TERMS
Various, Inc.	RETURN PATH, INC.		RETURN PATH, INC.	OPERATIONS	ADDENDUM A INSERTION ORDER #2
Various, Inc.	RETURN PATH, INC.		RETURN PATH, INC.	OPERATIONS	MASTER SERVICES AGREMENT + ADDENDUM A + ADDENDUM A-1, ISERTION ORDER #1
Various, Inc.	RETURN PATH, INC.		RETURN PATH, INC.	OPERATIONS	ADDENDUM A INSERTION ORDER #3
Various, Inc.	GOOGLE INC.		GOOGLE INC.	OPERATIONS	ATTENTIONS: BILLING DEPARTMENT
Various, Inc.	AT&T/BELLSOUTH	$26,709.11	AT&T SOLUTION	OPERATIONS	AT&T ILEC RATE ISDN (PRI) SERVICE AGREEMENT PURSUANT TO CUSTOM TERMS

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	BROADVOXGO, LLC		BROADVOXGO, LLC	OPERATIONS	SERVICE ORDER AND AGREEMENT
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	SERVICE ORDER -LONG HAUL EXPRESS WAVE, METRO WAVE, METRO ACCESS ADD-ONS (ABV12-066822-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	ADDENDUM A TO MASTER PRODUCT AND SERVICES AGREEMENT
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	WORK ORDER (ABV11-063730-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	AMENDMENT TO ORDER FORM # ABV10-056773-00
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	WORK ORDER (ABV10-056741-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	WORK ORDER (ABV12-066822-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	METRO SERVICE IP (ABV10-056740-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	METRO DEDICATED ACCESS AD-ON (ABV10-56738-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	EXPRESS WAVE LONG HAUL SERVICE SUPPLEMENT + SERVICE ORDER (ABV10-056773-00)
Various, Inc.	ABOVENET COMMUNICATIONS, INC.		ABOVENET COMMUNICATIONS, INC.	OPERATIONS	FIBER ACCESS SERVICE ORDER
Various, Inc.	EDGECAST NETWORKS, INC	$33,259.38	EDGECAST NETWORKS, INC	OPERATIONS	SERVICE ORDER
Various, Inc.	EDGECAST NETWORKS, INC		EDGECAST NETWORKS, INC	OPERATIONS	SERVICE LEVEL AGREEMENT
Various, Inc.	NEUSTAR, INC		NEUSTAR, INC.	OPERATIONS	ORDER FORM # 3
Various, Inc.	QUOVA, INC		QUOVA, INC	OPERATIONS	SUBSCRIPTION SERVICES AGREEMENT
Various, Inc.	NEUSTAR, INC	$127,223.98	NEUSTAR, INC./QUOVA, INC	OPERATIONS	MASTER SERVICES AGREEMENT
Various, Inc.	NEUSTAR, INC		NEUSTAR, INC.	OPERATIONS	QUOVA ORDER FORM 4
Various, Inc.	NEUSTAR, INC		NEUSTAR, INC.	OPERATIONS	SERVICE ORDER FOR ULTRADNS MANAGEED EXTERNAL SERVICE ADDENDU,M
Various, Inc.	NEUSTAR, INC		NEUSTAR, INC.	OPERATIONS	SERVICE ORDER FOR NEUSTAR WEB PERFORMANCE MONTORING SERVICE
Various, Inc.	MPQ ACQUISITION CORP (DBA XFIRE)		MPQ ACQUISITION CORP (DBA XFIRE)	OPERATIONS	AMENDENT TO HOSTING SERVICES AGREEMENT
Various, Inc.	MPQ ACQUISITION CORP (DBA XFIRE)		MPQ ACQUISITION CORP (DBA XFIRE)	OPERATIONS	HOSTING SERVICES AGREEMENT
Various, Inc.	AVIANA GLOBAL TECHNOLOGIES, INC.	$8,875.00	AVIANA GLOBAL TECHNOLOGIES, INC.	OPERATIONS	MASTER SERVICES AGREEMENT AND STATEMENT OF WORK
Various, Inc.	AVIANA GLOBAL TECHNOLOGIES, INC.		AVIANA GLOBAL TECHNOLOGIES, INC.	OPERATIONS	CONTRACT ADDENDUM
Various, Inc.	FRANK RIMMERMAN CO. LLP		FRANK RIMMERMAN CO. LLP	INDEPENDENT CONTRACTOR AGMNTS	MASTER CLIENT AGMNT
Various, Inc.	FRANK RIMMERMAN CO. LLP		FRANK RIMMERMAN CO. LLP	INDEPENDENT CONTRACTOR AGMNTS	AMENDMENT TO FRANK, RIMMERMAN CONSULTING MASTER CLIENT AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	FRANK RIMMERMAN CO. LLP		FRANK RIMMERMAN CO. LLP	INDEPENDENT CONTRACTOR AGMNTS	FRANK, RIMMERMAN CONSULTING LICENSE AGREEMENT #001
Various, Inc.	FUSION-IO INC.		FUSION-IO INC.	OPERATIONS	CREDIT APPLICATION TERMS AND CONDITIONS
Various, Inc.	CAREERBUILDER, LLC		CAREERBUILDER, LLC	HUMAN RESOURCES	SERVICE ACTIVATION AGREEMENT
Various, Inc.	CAREERBUILDER, LLC		CAREERBUILDER, LLC	HUMAN RESOURCES	SERVICE ACTIVATION AGREEMENT
Various, Inc.	NOVA MANAGEMENT, INC.		NOVA MANAGEMENT, INC.	HUMAN RESOURCES	NON-EXCLUSIVE STAFFING AGREEMENT
Various, Inc.	LBA CABINET DE RECRUITMENT		LBA CABINET DE RECRUITMENT	HUMAN RESOURCES	NON-EXLCUSIVE STAFFING AGREEMENT
Various, Inc.	JIVARO		JIVARO	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	EXECUFORCE LLC		EXECUFORCE LLC	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	EMPLOYMENT SCREENING RESOURCES		EMPLOYMENT SCREENING RESOURCES	HUMAN RESOURCES	SERVICES AGREEMENT
Various, Inc.	ELEVATE RECRUITING GROUP		ELEVATE RECRUITING GROUP	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	CONTROLLER GROUP INC		CONTROLLER GROUP INC	HUMAN RESOURCES	NON-EXCLUSIVE STAFFING AGREEMENT
Various, Inc.	BUXTON CONSULTING		BUXTON CONSULTING	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	BHO TECH		BHO TECH	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	BEDROCK TECHNOLOGY PARTNERS		BEDROCK TECHNOLOGY PARTNERS	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	KELLY SERVICES, INC.		KELLY SERVICES, INC.	HUMAN RESOURCES	KELLYDIRECT AGREEMENT
Various, Inc.	CORE TECHS INC.		CORE TECHS INC.	RECRUITING	NON-EXCLUSIVE STAFFING AGREEMENT
Various, Inc.	PHOENIX 2.0. INC.		PHOENIX 2.0. INC.	HUMAN RESOURCES	PROFESSIONAL SERVICES AGREEMENT
Various, Inc.	PHOENIX 2.0. INC.		PHOENIX 2.0. INC.	HUMAN RESOURCES	NON-EXCLUSIVE SEARCH FIRM AGREEMENT
Various, Inc.	SPHERION STAFFING LLC		SPHERION STAFFING LLC	HUMAN RESOURCES	SPHERION STAFFING SERVICES AGREEMENT
Various, Inc.	DICE CAREER SOLUTIONS, INC.		DICE CAREER SOLUTIONS, INC.	HUMAN RESOURCES	PREPAY PURCHASE AGREEMENT/TERMS OF USE
Various, Inc.	DICE CAREER SOLUTIONS, INC.		DICE CAREER SOLUTIONS, INC.	HUMAN RESOURCES	PREPAY PURCHASE AGREEMENT
Various, Inc.	SIMPLY HIRED INC		SIMPLY HIRED INC	HUMAN RESOURCES	SPONSORED JOBS BUNDLE AGREEMENT
Various, Inc.	SIMPLY HIRED		SIMPLY HIRED	HUMAN RESOURCES	SPONSORED JOBS BUNDLE AGREEMENT
Various, Inc.	THRIVAS, LLC		THRIVAS, LLC	HUMAN RESOURCES	NON-EXCLUSIVE STAFFING AGREEMENT
Various, Inc.	SRILU INFORMATION SYSTEMS INC.		SRILU INFORMATION SYSTEMS INC.	HUMAN RESOURCES	NON-EXCLUSIVE STAFFING AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	SERVICE BY MEDALLION	$2,240.00	SERVICE BY MEDALLION	HUMAN RESOURCES	JANITORIAL SERVICE AGREEMENT
Various, Inc.	MANPOWER US, INC		MANPOWERGROUP US INC.	HUMAN RESOURCES	STANDARD SERVICES AGREEMENT
Various, Inc.	HIRE RIGHT, INC.		HIRE RIGHT, INC.	HUMAN RESOURCES	SERVICES AGREEMENT
Various, Inc.	EMPLOYMENT SCREENING RESOURCES		EMPLOYMENT SCREENING RESOURCES	HUMAN RESOURCES	SERVICES AGREEMENT
Various, Inc.	KBA DOCUSYS, INC.	$26.01	KBA DOCUSYS, INC.	FACILITIES	TERMINATION LETTER AND DOCU-PRINT PLUS AGREEMENT
Various, Inc.	CARBONIC SERVICE	$782.25	CARBONIC SERVICE	FACILITIES	RENTAL INVOICE
Various, Inc.	THE STANDARD COMPANIES INC		THE STANDARD COMPANIES INC	FACILITIES	SUPPLY PURCHASE AND EQUIPMENT USE AGREEMENT
Various, Inc.	BAY ALARM COMPANY		BAY ALARM COMPANY	FACILITIES	COMMERCIAL ALARM INSTALLATION AND SERVICES AGREEMENT
Various, Inc.	FRG WASTE RESOURCES, INC	$3,536.21	FRG WASTE RESOURCES, INC.	FACILITIES	MANAGEMENT SERVICES PROPOSAL
Various, Inc.	STATPADS LLC		STATPADS LLC	FACILITIES	SERVICE AGREEMENT
Various, Inc.	MELGAR CLEANING SERVICES		MELGAR CLEANING SERVICES	FACILITIES	INVOICE
Various, Inc.	PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC		PITNEY BOWES, INC.	FACILITIES	PITNEY BOWES GLOBAL FINANCIAL SERVICES LEASE AGREEMENT
Various, Inc.	FOLSOM STREET EVENTS (FSE)		FOLSOM STREET EVENTS (FSE)	PROFESSIONAL SERVICES	OFFICIAL SPONSORSHIP AGREEMENT
Various, Inc.	LONGTAIL VIDEO	$500.00	LONGTAIL AD SOLUTIONS, INC.	SERVICES	LONGTAIL AD SOLUTIONS ENTERPRISE COMMERCIAL SOFTWARE LICENSE
Various, Inc.	THREATMETRIX, INC		THREATMETRIX, INC	SERVICES	PROFESSIONAL SERVICES AND SUPPORT AGREEMENT
Various, Inc.	THREATMETRIX, INC.		THREATMETRIX, INC.	SERVICES	SUBSCRIPTION AGREEMENT
Various, Inc.	TRILIBIS, INC		TRILIBIS, INC	SERVICES	AMENDMENT TO MASTER SERVICES AGREEMENT
Various, Inc.	TRILIBIS, INC	$10,051.37	TRILIBIS, INC	OPERATIONS	MASTER SERVICES AGREEMENT
Various, Inc.	CUSTOMER ACQUISITION GROUP, INC		CUSTOMER ACQUISITION GROUP, INC	SERVICES	CREATIVE CONCEPT/MEDIA PROJECT (THE AGREEMENT)
Various, Inc.	CUSTOMER ACQUISITION GROUP		CUSTOMER ACQUISITION GROUP	PROFESSIONAL SERVICES	TELEVISION COMMERCIAL PRODUCTION AND ADVERTISING PLACEMENT AGREEMENT
Various, Inc.	ALERT COMMUNICATIONS, INC./TRG CUSTOMER SOLUTIONS		ALERT COMMUNICATIONS, INC./TRG CUSTOMER SOLUTIONS	CUSTOMER SERVICE	SERVICES AGREEMENT
Various, Inc.	ALERT COMMUNICATIONS, INC./TRG CUSTOMER SOLUTIONS		ALERT COMMUNICATIONS, INC./TRG CUSTOMER SOLUTIONS	CUSTOMER SERVICE	CAMPAIGN ADDENDUM
Various, Inc.	MURATA SANJI ONLINE LTD.		MURATA SANJI ONLINE LTD.	CUSTOMER SERVICE	ADDENDUM TO THE LETTER AGREEMENT FOR WEBSITE SUPPORT SERVICES
Various, Inc.	PROFESSIONAL CALL SOLUTIONS, INC.		PROFESSIONAL CALL SOLUTIONS, INC.	CUSTOMER SERVICE	CALL CENTER SERVICES AGREEMENT
Various, Inc.	ACCLARO INC.		ACCLARO INC.	CUSTOMER SERVICE	MASTER SERVICES AGREEMENT
Various, Inc.	ENLASO COPORATION		ENLASO COPORATION	CUSTOMER SERVICE	SERVICE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
Various, Inc.	G2 WEB SERVICES, LL		G2 WEB SERVICES, LL	OPERATIONS	END USER LICENSE AGREEMENT
Various, Inc.	WESTLAW PROFLEX		WESTLAW PROFLEX	LEGAL	WEST/CLEAR PROFLEX ADDENDUM
Various, Inc.	JAJAH INC.		JAJAH INC.	ADULT DATING	API LICENSE, INTEGRATION AND DEVELOPMENT AGREEMENT
Various, Inc.	HOLLIDAY PICTURES LTD		HOLLIDAY PICTURES LTD	LICENSE	NON-EXCLUSIVE CONTENT LICENSING WEBMASTER DISTRIBUTION AGREEMENT
Various, Inc.	FRIENDFINDER CALIFORNIA INC.		FRIENDFINDER CALIFORNIA INC.	ADULT DATING	ASSIGNMENT OF SERVICE MARK
Various, Inc.	ZDK INTERACTIVE, INC.		ZDK INTERACTIVE, INC.	ADULT DATING	CONTENT AND APPLICATION SERVICE LICENSING AGREEMENT
Various, Inc.	WMM HOLDINGS LLC		WMM HOLDINGS LLC	ADULT DATING	CONTENT LICENSING AGREEMENT
Various, Inc.	BELATOR LLC (DBA MAXPIXELS)		BELATOR LLC (DBA MAXPIXELS)	ADULT DATING	LICENSE AGREEMENT
Various, Inc.	FACTORY VIDEO, INC.		FACTORY VIDEO, INC.	ADULT DATING	CONTENT LICENSING AGREEMENT
Various, Inc.	TRILIBIS, INC		TRILIBIS, INC	ADULT DATING	AMENDMENT TO MASTER SERVICES AGREEMENT
Various, Inc.	PRIVALYNX, INC./VAPORSTREAM INC		PRIVALYNX, INC./VAPORSTREAM INC	ADULT DATING	CORPORATE GUARANTY
Various, Inc.	PRIVALYNX, INC./VAPORSTREAM INC		PRIVALYNX, INC./VAPORSTREAM INC	ADULT DATING	ORDER TO SERVICES AND LICENSE AGREEMENT
Various, Inc.	PRIVALYNX, INC./VAPORSTREAM INC		PRIVALYNX, INC./VAPORSTREAM INC	ADULT DATING	SERVICES AND LICENSE AGREEMENT
Various, Inc.	NEW LIGHT BRAZIL LTDA (WITOLDO HENRICH JUNIOR)		NEW LIGHT BRAZIL LTDA (WITOLDO HENRICH JUNIOR)	CORPORATTE AGREEMENTS	AGREEMENT FOR SERVICES
Various, Inc.	NEW LIGHT BRAZIL LTDA (WITOLDO HENRICH JUNIOR)		NEW LIGHT BRAZIL LTDA (WITOLDO HENRICH JUNIOR)	CORPORATE CONTRACTS	BRAZILIAN EMPLOYMENT BOOK WITH PHOTO
Various, Inc.	DREAMSTIME		DREAMSTIME	CLICK THROUGH AGREEMENTS	SIGN-UP CONFIRMATION
Various, Inc.	ISTOCK PHOTO		ISTOCK PHOTO	CLICK THROUGH AGREEMENTS	ACCOUNT CONFIRMATION
Various, Inc.	APPLE INC.		APPLE INC.	CLICK THROUGH AGREEMENTS	IOS DEVELOPER PROGRAM LICENSE AGREEMENT
Various, Inc.	APPLE INC.		APPLE INC.	CLICK THROUGH AGREEMENTS	REGISTERED APPLE DEVELOPER AGREEMENT
Various, Inc.	ATLASSIAN PTY LTD.		ATLASSIAN PTY LTD.	CLICK THROUGH AGREEMENTS	QUOTE/INVOICE
Various, Inc., FriendFinder Networks Inc.	ROBERT BRACKETT		ROBERT BRACKETT	EMPLOYMENT AGREEMENT	AMENDMENT TO EMPLOYMENT OFFER LETTER AGREEMENT
Video Bliss, Inc.	DHD MEDIA LLC	$799.35	DIGITAL HEMISPHERE DEVELOPMENT, LLC (DHD MEDIA)	MERCHANT AGREEMENTS	MERCHANT APPLICATION - ACH ADDENDUM
Video Bliss, Inc.	NESTLE WATERS NORTH AMERICA/ARROWHEAD MOUNTAIN		NESTLE WATERS NORTH AMERICA/ARROWHEAD MOUNTAIN	FACILITIES	SALES AND SERVICE AGREEMENT
Video Bliss, Inc.	EVERBANK COMMERCIAL FINANCE	$503.49	EVERBANK COMMERCIAL FINANCE	FACILITIES	SECOND NOTICE
Video Bliss, Inc.	WM OF CALIFORNIA		WM OF CALIFORNIA	FACILITIES	COMMERCIAL SERVICE AGREEMENT
Video Bliss, Inc.	PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC	$43.78	PITNEY BOWES, INC.	FACILITIES	COPIER LEASE AGREEMENT

Debtor Name	Contract Party	Cure Amount	Contract Name	Contract Type	Subject Matter
XVHUB Group Inc.	HUMBOLDT MERCHANT SERVICES		HUMBOLDT MERCHANT SERVICES	MERCHANT AGREEMENTS	MERCHANT APPLICATION
Various, Inc.	HINOK MEDIA INC.		TECHONOLOGY LICENSE AGREEMENT	LICENSE	LICENSE AGREEMENT
Various, Inc.	LEGENDARY TECHNOLOGY INC.		TECHONOLOGY LICENSE AGREEMENT	LICENSE	LICENSE AGREEMENT
Various, Inc., FriendFinder Networks Inc.	ANTHONY PREVITE		AMENDED AND RESTATED EMPLOYMENT AGREEMENT	EMPLOYMENT AGREEMENT	AMENDED AND RESTATED EMPLOYMENT AGREEMENT
Various, Inc., FriendFinder Networks Inc.	DAVID GELLEN		AMENDED AND RESTATED EMPLOYMENT AGREEMENT	EMPLOYMENT AGREEMENT	AMENDED AND RESTATED EMPLOYMENT AGREEMENT
Various, Inc., FriendFinder Networks Inc.	EZRA SHASHOUA		AMENDED AND RESTATED EMPLOYMENT AGREEMENT	EMPLOYMENT AGREEMENT	AMENDED AND RESTATED EMPLOYMENT AGREEMENT
	Total Cure	$1,647,697.63